Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                                   Revision #2

Distribution Date                                               9/15/98
Collection Period                                               8/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:


     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $1,922,285.90

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $181,526.37

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,740,759.53

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $22.76

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.15

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $20.61

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $105,985.87

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $14,366.95

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $91,618.92

           (j)      Scheduled Payments due in such Collection Period                                   $1,493,813.77

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,518,148.18

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $34,480,671.28

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $32,648,292.81

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9468578

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $75,553.54

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $2,298.71

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $0.89

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.03

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $20,602.30

           (b)      Distributions (to) from Collection Account                                             $1,276.37
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $96.05

           (d)      Ending Payahead Account Balance                                                       $21,974.72

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $31,015,878.19
                           Spread Account Balance                                                      $5,254,599.59

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $66,142.69

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                      $9,046.30

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $423,706.61

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                135
                           Aggregate Gross Amount                                                      $1,237,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                 82
                           Aggregate Gross Amount                                                        $780,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.51%

           (b)      Average Delinquency Ratio                                                                  5.41%

           (c)      Cumulative Default Ratio                                                                  17.32%

           (d)      Cumulative Net Loss Ratio                                                                 12.75%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                        Yes
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,172,586.69
     Lock Box NSF Items:                                                                                  (27,723.21)
     Transfers from (to) Payahead Account:                                                                 (1,276.37)
     Collection Account Interest                                                                            9,195.91
     Payahead Account Interest                                                                                 96.05
     Total Collection Proceeds:                                                                         2,152,879.07
     For Distribution Date:                                                                                  9/15/98
     For Determination Date:                                                                                  9/8/98
     For Collection Period:                                                                                     8/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 34,480,671.28
                                  Principal portion of payments collected (non-prepayments)                              873,453.70
                                  Prepayments in full allocable to principal                                             450,160.00
                           Collections allocable to principal                                           1,323,613.70
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     85,058.14
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,408,671.84

                    Realized Losses                                                                       423,706.61
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    32,648,292.83

           Interest
                           Collections allocable to interest                                              644,694.48
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       99,512.75
                                                                                                  -------------------
                    Total Interest                                                                        744,207.23

     Certificate Information
           Beginning of Period Class A Principal Balance                                               32,756,637.72
           Beginning of Period Class B Principal Balance                                                1,724,033.54

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,188,456.90
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           18,085.75
           Aggregate Payahead Balance                                                                      21,878.67
           Aggregate Payahead Balance for preceding Distribution Date                                      20,602.30
           Interest Earned on Payahead Balances                                                                96.05
           Scheduled Payments due in Collection Period                                                  1,493,813.77
           Scheduled Payments collected in Collection Period                                            1,518,148.18
           Aggregate Amount of Realized Losses for preceding Distribution Date                            423,706.61

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   213.05
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              135    1,237,000.00
           60+ days delinquent                                                                                   82      780,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                  0            0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,017,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                    and that were delinquent 30 days or more.                                                   0.00
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     328,677.15

           Delinquency Ratio for second preceding Determination Date                                           5.56%
           Delinquency Ratio for third preceding Determination Date                                            5.17%

           Cumulative Defaults for preceding Determination Date                                        15,072,003.10

           Cumulative Net Losses for preceding Determination Date                                      11,009,375.56

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,968,308.18
                           Liquidation Proceeds                                                            85,058.14
                           Recoveries                                                                      99,512.75
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,152,879.07

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      873,453.70
                           Prepayments in full allocable to principal                                     450,160.00
                           Principal Balance of Liquidated Receivables                                    508,764.75
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,832,378.45

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,832,378.45
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,740,759.53
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,740,759.53

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          32,756,637.72
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 181,526.37

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,832,378.45
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 91,618.92

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,724,033.54
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         14,366.95

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,152,879.07
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,922,285.90
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                14,366.95
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 91,618.92
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     644.06
                    Standby Servicer distributions                                                          2,298.71
                    Servicer distributions                                                                 75,553.54
                    Collateral Agent distributions                                                            431.01
                    Reimbursement Obligations                                                               9,046.30
                                                                                                  -------------------
                                                                                                           36,633.68

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                       2,298.71      2,152,879.07       2,298.71  2,152,879.07
         Servicing Fee (2.0%)                                             57,467.79      2,150,580.36      57,467.79          0.00
         Additional Servicing Fee Amounts                                 18,085.75      2,093,112.57      18,085.75          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00      2,075,026.82           0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00      2,075,026.82           0.00
(ii)     Transition Expenses to Standby Servicer                               0.00      2,075,026.82           0.00
(iii)    Trustee Fee                                                         431.01      2,075,026.82         431.01
         Trustee's out-of-pocket expenses                                    213.05      2,074,595.81         213.05
         Unpaid Trustee Fee from prior Collection Periods                      0.00      2,074,382.76           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                    0.00      2,074,382.76           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                431.01      2,074,382.76         431.01
         Collateral Agent Expenses                                             0.00      2,073,951.75           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods            0.00      2,073,951.75           0.00
         Unpaid Collateral Agent Expenses from prior Collection                0.00      2,073,951.75           0.00
          Periods
(v) (A)  Class A Interest Distributable Amount - Current Month           181,526.37      2,073,951.75     181,526.37
         Prior Month(s) Class A Carryover Shortfall                            0.00      1,892,425.38           0.00
         Class A Interest Carryover Shortfall                                  0.00      1,892,425.38           0.00
         Interest on Interest Carryover from Prior Months                      0.00      1,892,425.38           0.00
         Current Month Class A Interest Carryover Shortfall                    0.00      1,892,425.38           0.00
         Class A Interest Distributable Amount                           181,526.37      1,892,425.38     181,526.37
(viii)(A)Class B Coupon Interest - Unadjusted                             14,366.95      1,710,899.01      14,366.95
         Class B Interest Carryover Shortfall - Previous Month(s)              0.00      1,696,532.06           0.00
         Interest on B Interest Shortfall - Previous Month(s)                  0.00      1,696,532.06           0.00
         Interest on Interest Carryover from Prior Months                      0.00      1,696,532.06           0.00
         Current Month Class B Interest Shortfall                              0.00      1,696,532.06           0.00
         Adjusted Class B Interest Distributable Amount                   14,366.95      1,696,532.06      14,366.95
(v) (B)  Class A Principal Distributable Amount - Current Month        1,740,759.53      1,682,165.11   1,682,165.11     412,119.54
         Class A Principal Carryover Shortfall - Previous Month(s)             0.00              0.00           0.00
         Current Month Class A Principal Shortfall                             0.00              0.00           0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                         1,740,759.53              0.00           0.00           0.00
(vi)     Certificate Insurer Premium                                       9,046.30              0.00           0.00
         Certificate Insurer Premium Supplement                                0.00              0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                0.00              0.00           0.00
(vii)    Transition Expenses to successor Servicer                             0.00              0.00           0.00
         Class B Principal Distributable Amount - Current                 91,618.92              0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)             0.00              0.00           0.00
         Current Month Class B Principal Shortfall                             0.00              0.00           0.00
         Adjusted Class B Principal Distributable Amount                  91,618.92              0.00           0.00
    (C)  Excess Interest Amount for Deposit in Spread Account             36,633.68              0.00           0.00
                                                                                                 0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               32,756,637.72
                    Class A Principal Distributions                                                     1,740,759.53
           Class A End of Period Principal Balance                                                     31,015,878.19

           Class B Beginning of Period Principal Balance                                                1,724,033.54
                    Class B Principal Distributable Amount                                                 91,618.92
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  1,632,414.62
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   1,632,414.62

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,152,879.07
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   260,453.69
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,892,425.38

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,892,425.38
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                14,366.95
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,878,058.43

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,878,058.43
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,740,759.53
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         137,298.90

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    137,298.90
     (vi)  Certificate Insurer Premium                                                                      9,046.30
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     128,252.60

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      128,252.60
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          91,618.92
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 36,633.68
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               36,633.68
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,017,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 2,017,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   36,623,368.15
                    Delinquency Ratio                                                                          5.51%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.51%
                           Delinquency Ratio for second preceding Determination Date                           5.56%
                           Delinquency Ratio for third preceding Determination Date                            5.17%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  5.41%          5.41%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                15,072,003.10
                                  Current Period Defaulted Receivables                                    328,677.15
                                                                                                  -------------------
                                  Total                                                                15,400,680.25

                                  Cumulative Defaulted Receivables                                     15,400,680.25
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  17.32%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         508,764.75

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (184,570.89)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  324,193.86
                                  Cumulative Previous Net Losses                                       11,009,375.56
                                                                                                  -------------------
                                  Cumulative Net Losses                                                11,333,569.42
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                 12.75%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     29.52
           Weighted Average Annual Percentage Rate                                                            20.34%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      3,264,829.28
                           15% of Outstanding Certificate Balance                                                      4,897,243.92
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                   --------------------
                    Cap Amount                                                                         31,015,878.19

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            32,648,292.81
                           Minimum Floor                                                                                 100,000.00
                                                                                                    --------------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                              31,015,878.19
           Beginning of Period Spread Account Balance                                                   5,188,456.90
           Spread Account Deposit (Withdrawal) from Current Distributions                                  36,633.68
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              25,790,787.61
           Earnings on Spread Account Balance                                                              29,509.01
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                5,254,599.59


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                                   Revision #2

Distribution Date                                           9/15/98
Collection Period                                           8/98

     Under the Pooling and  Servicing  Agreement  dated as of September 19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,484,687.85

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $227,365.77

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,257,322.08

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.39

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.60

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.79

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $22,554.80

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $22,554.80

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $1,668,179.23

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,599,194.14

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $42,865,502.96

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $40,860,105.35

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9532165

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $88,328.69

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $2,857.70

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.01

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.03

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  4
                           Aggregate Purchase Amount                                                      $28,000.22

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $26,364.20

           (b)      Distributions (to) from Collection Account                                             $1,282.69
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $115.51

           (d)      Ending Payahead Account Balance                                                       $27,762.40

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $38,464,905.70
                           Spread Account Balance                                                      $4,727,025.08

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                  $4,532.56

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $11,218.93

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $629,594.90

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                136
                           Aggregate Gross Amount                                                      $1,500,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                112
                           Aggregate Gross Amount                                                      $1,224,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.96%

           (b)      Average Delinquency Ratio                                                                  5.85%

           (c)      Cumulative Default Ratio                                                                  16.22%

           (d)      Cumulative Net Loss Ratio                                                                 11.61%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                      No (a)
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,618,060.41
     Lock Box NSF Items:                                                                                  (35,727.22)
     Transfers from (to) Payahead Account:                                                                 (1,282.69)
     Collection Account Interest                                                                           10,473.26
     Payahead Account Interest                                                                                115.51
     Total Collection Proceeds:                                                                         2,591,639.27
     For Distribution Date:                                                                                  9/15/98
     For Determination Date:                                                                                  9/8/98
     For Collection Period:                                                                                     8/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 42,865,502.96
                                  Principal portion of payments collected (non-prepayments)                              851,897.35
                                  Prepayments in full allocable to principal                                             696,341.00
                           Collections allocable to principal                                           1,548,238.35
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    170,295.04
                           Purchase Amounts allocable to principal                                         28,000.22
                                                                                                  -------------------
                    Total Principal                                                                     1,746,533.61

                    Realized Losses                                                                       629,594.90
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    40,489,374.45

           Interest
                           Collections allocable to interest                                              747,296.79
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       97,808.87
                                                                                                  -------------------
                    Total Interest                                                                        845,105.66

     Certificate Information
           Beginning of Period Class A Principal Balance                                               40,722,227.78
           Beginning of Period Class B Principal Balance                                                2,395,199.65

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,722,492.52
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,886.19
           Aggregate Payahead Balance                                                                      27,646.89
           Aggregate Payahead Balance for preceding Distribution Date                                      26,364.20
           Interest Earned on Payahead Balances                                                               115.51
           Scheduled Payments due in Collection Period                                                  1,668,179.23
           Scheduled Payments collected in Collection Period                                            1,599,194.14
           Aggregate Amount of Realized Losses for preceding Distribution Date                            629,594.90

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   289.25
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                             136     1,500,000.00
           60+ days delinquent                                                                                 112     1,224,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                 4        28,000.22

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,724,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                            28,000.22
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     381,635.96

           Delinquency Ratio for second preceding Determination Date                                           5.57%
           Delinquency Ratio for third preceding Determination Date                                            6.03%

           Cumulative Defaults for preceding Determination Date                                        14,563,849.82

           Cumulative Net Losses for preceding Determination Date                                      10,161,168.99

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N (a)

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,295,535.14
                           Liquidation Proceeds                                                           170,295.04
                           Recoveries                                                                      97,808.87
                           Purchase Amounts                                                                28,000.22
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,591,639.27

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      851,897.35
                           Prepayments in full allocable to principal                                     696,341.00
                           Principal Balance of Liquidated Receivables                                    799,889.94
                           Purchase Amounts allocable to principal                                         28,000.22
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,376,128.51

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,376,128.51
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,257,322.08
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,257,322.08

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          40,722,227.78
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 227,365.77

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,376,128.51
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                118,806.43

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,395,199.65
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         22,554.80

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,591,639.27
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,484,687.85
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                22,554.80
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                118,806.43
                    Class B Principal Carryover Shortfall                                                 251,924.50
                    Trustee distributions                                                                     825.07
                    Standby Servicer distributions                                                          2,857.70
                    Servicer distributions                                                                 88,328.69
                    Collateral Agent distributions                                                            538.97
                    Reimbursement Obligations                                                              11,218.93
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                251,924.50
                                                                                                  -------------------
                                                                                                          251,924.50

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                   Use          Source      act distributed   Source
                                                                                   ---          ------      ---------------   ------

(i)      Standby Fee                                                             2,857.70           0.00          0.00   118,806.43
         Servicing Fee (2.0%)                                                   71,442.50           0.00          0.00         0.00
         Additional Servicing Fee Amounts                                       16,886.19           0.00          0.00         0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                            0.00           0.00          0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00           0.00          0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00           0.00          0.00
(iii)    Trustee Fee                                                               535.82           0.00          0.00
         Trustee's out-of-pocket expenses                                          289.25           0.00          0.00
         Unpaid Trustee Fee from prior Collection Periods                            0.00           0.00          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                          0.00           0.00          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                      538.97           0.00          0.00
         Collateral Agent Expenses                                                   0.00           0.00          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00           0.00          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00           0.00          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                 227,365.77           0.00          0.00
         Prior Month(s) Class A Carryover Shortfall                                  0.00           0.00          0.00
         Class A Interest Carryover Shortfall                                        0.00           0.00          0.00
         Interest on Interest Carryover from Prior Months                            0.00           0.00          0.00
         Current Month Class A Interest Carryover Shortfall                          0.00           0.00          0.00
         Class A Interest Distributable Amount                                 227,365.77           0.00          0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                   22,554.80           0.00          0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00           0.00          0.00   118,806.43
         Interest on B Interest Shortfall - Previous Month(s)                        0.00           0.00          0.00   118,806.43
         Interest on Interest Carryover from Prior Months                            0.00           0.00          0.00
         Current Month Class B Interest Shortfall                                    0.00           0.00          0.00
         Adjusted Class B Interest Distributable Amount                         22,554.80           0.00          0.00
(v) (B)  Class A Principal Distributable Amount - Current Month              2,257,322.08           0.00          0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00           0.00          0.00
         Current Month Class A Principal Shortfall                              (8,153.81)          0.00     (8,153.81)
         Withdrawl from Spread Account to Cover Shortfall                        8,153.81
         Class A Principal Distribution Amount                               2,257,322.08       8,153.81      8,153.81
(vi)     Certificate Insurer Premium                                            11,218.93           0.00          0.00
         Certificate Insurer Premium Supplement                                      0.00           0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00           0.00          0.00
(vii)    Transition Expenses to successor Servicer                                   0.00           0.00          0.00
     (B) Class B Principal Distributable Amount - Current                      118,806.43           0.00          0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)             251,924.50           0.00          0.00
         Current Month Class B Principal Shortfall                            (370,730.93)          0.00   (370,730.93)
         Adjusted Class B Principal Distributable Amount                             0.00     370,730.93          0.00
     (C) Excess Interest Amount for Deposit in Spread Account                  (19,372.75)    370,730.93    (19,372.75)
                                                                                              390,103.67     390,103.67

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               40,722,227.78
                    Class A Principal Distributions                                                     2,257,322.08
           Class A End of Period Principal Balance                                                     38,464,905.70

           Class B Beginning of Period Principal Balance                                                2,395,199.65
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,395,199.65
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,395,199.65

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,591,639.27
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   319,916.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,271,723.07

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,271,723.07
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                22,554.80
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,249,168.27

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,249,168.27
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,257,322.08
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                8,153.81
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     11,218.93
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (11,218.93)
           Withdrawl from Spread Account to Cover Deficiency                                               11,218.93
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   118,806.43
     (iii) Prior month(s) carryover shortfalls                                                            251,924.50
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (370,730.93)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (370,730.93)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,724,000.00
                                  Purchased receivables more than 30 days delinquent                       28,000.22
                                                                                                  -------------------
                                  Total                                                                 2,752,000.22

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  46,177,308.14
                    Delinquency Ratio                                                                          5.96%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.96%
                           Delinquency Ratio for second preceding Determination Date                           5.57%
                           Delinquency Ratio for third preceding Determination Date                            6.03%

                    Average Delinquency Ratio                                                                  5.85%          5.85%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                14,563,849.82
                                  Current Period Defaulted Receivables                                    381,635.96
                                                                                                  -------------------
                                  Total                                                                14,945,485.78

                                  Cumulative Defaulted Receivables                                     14,945,485.78
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  16.22%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         799,889.94

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (268,103.91)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  531,786.03
                                  Cumulative Previous Net Losses                                       10,161,168.99
                                                                                                  -------------------
                                  Cumulative Net Losses                                                10,692,955.02
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                 11.61%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     33.30
           Weighted Average Annual Percentage Rate                                                            20.46%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,086,010.53
                           15% of Outstanding Certificate Balance                                                      6,129,015.80
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                        N (a)

                    Cap Amount                                                                         38,464,905.70

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            40,860,105.35
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                              38,464,905.70
           Beginning of Period Spread Account Balance                                                   4,722,492.52
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (19,372.75)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              33,761,785.92
           Earnings on Spread Account Balance                                                              23,905.31
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                4,727,025.08


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                                   Revision #2

Distribution Date                                            9/15/98
Collection Period                                            8/98

     Under the Pooling and  Servicing  Agreement  dated as of December  19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,766,476.28

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $253,763.72

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,512,712.56

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.36

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.88

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $28.48

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $43,050.97

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $23,434.35

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $19,616.62

           (j)      Scheduled Payments due in such Collection Period                                   $1,844,160.99

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,971,958.47

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $50,879,944.53

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $48,574,182.04

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9546823

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $103,424.81

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,392.00

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.17

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $31,976.49

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $23,108.37

           (b)      Distributions (to) from Collection Account                                               ($91.64)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $117.58

           (d)      Ending Payahead Account Balance                                                       $23,134.31

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $13,746,970.41
                           Spread Account Balance                                                      $6,002,292.11

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $27,846.42

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $13,365.11

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $810,326.04

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                161
                           Aggregate Gross Amount                                                      $1,767,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                142
                           Aggregate Gross Amount                                                      $1,579,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.08%

           (b)      Average Delinquency Ratio                                                                  6.28%

           (c)      Cumulative Default Ratio                                                                  14.01%

           (d)      Cumulative Net Loss Ratio                                                                 10.48%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                      No (a)
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,988,254.86
     Lock Box NSF Items:                                                                                  (68,885.45)
     Transfers from (to) Payahead Account:                                                                     91.64
     Collection Account Interest                                                                           11,771.18
     Payahead Account Interest                                                                                117.58
     Total Collection Proceeds:                                                                         2,931,349.81
     For Distribution Date:                                                                                  9/15/98
     For Determination Date:                                                                                  9/8/98
     For Collection Period:                                                                                     8/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 50,879,944.53
                                  Principal portion of payments collected (non-prepayments)                            1,036,665.13
                                  Prepayments in full allocable to principal                                             587,555.00
                           Collections allocable to principal                                           1,624,220.13
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    178,437.93
                           Purchase Amounts allocable to principal                                         31,976.49
                                                                                                  -------------------
                    Total Principal                                                                     1,834,634.55

                    Realized Losses                                                                       810,326.04
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    48,234,983.94

           Interest
                           Collections allocable to interest                                              935,293.34
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                      161,421.92
                                                                                                  -------------------
                    Total Interest                                                                      1,096,715.26

     Certificate Information
           Beginning of Period Class A Principal Balance                                               48,335,947.27
           Beginning of Period Class B Principal Balance                                                2,770,563.95

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,974,445.69
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           18,624.90
           Aggregate Payahead Balance                                                                      23,016.73
           Aggregate Payahead Balance for preceding Distribution Date                                      23,108.37
           Interest Earned on Payahead Balances                                                               117.58
           Scheduled Payments due in Collection Period                                                  1,844,160.99
           Scheduled Payments collected in Collection Period                                            1,971,958.47
           Aggregate Amount of Realized Losses for preceding Distribution Date                            810,326.04

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   365.81
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                             161     1,767,000.00
           60+ days delinquent                                                                                 142     1,579,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                 3        31,976.49

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                         3,346,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                           31,976.49
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                    576,543.57

           Delinquency Ratio for second preceding Determination Date                                           6.44%
           Delinquency Ratio for third preceding Determination Date                                            6.33%

           Cumulative Defaults for preceding Determination Date                                        12,430,077.42

           Cumulative Net Losses for preceding Determination Date                                       9,085,693.94

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N (a)

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,559,513.47
                           Liquidation Proceeds                                                           178,437.93
                           Recoveries                                                                     161,421.92
                           Purchase Amounts                                                                31,976.49
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,931,349.81

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,036,665.13
                           Prepayments in full allocable to principal                                     587,555.00
                           Principal Balance of Liquidated Receivables                                    988,763.97
                           Purchase Amounts allocable to principal                                         31,976.49
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,644,960.59

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,644,960.59
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,512,712.56
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,512,712.56

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          48,335,947.27
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 253,763.72

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,644,960.59
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                132,248.03

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,770,563.95
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         23,434.35

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,931,349.81
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,766,476.28
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                23,434.35
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                132,248.03
                    Class B Principal Carryover Shortfall                                                 226,566.71
                    Trustee distributions                                                                   1,001.81
                    Standby Servicer distributions                                                          3,392.00
                    Servicer distributions                                                                103,424.81
                    Collateral Agent distributions                                                            638.83
                    Reimbursement Obligations                                                              13,365.11
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                226,566.71
                                                                                                  -------------------
                                                                                                          226,566.71

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                          3,392.00    2,931,349.81      3,392.00   2,931,349.81
         Servicing Fee (2.0%)                                                84,799.91    2,927,957.81     84,799.91           0.00
         Additional Servicing Fee Amounts                                    18,624.90    2,843,157.90     18,624.90           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00    2,824,533.00          0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00    2,824,533.00          0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00    2,824,533.00          0.00
(iii)    Trustee Fee                                                            636.00    2,824,533.00        636.00
         Trustee's out-of-pocket expenses                                       365.81    2,823,897.00        365.81
         Unpaid Trustee Fee from prior Collection Periods                         0.00    2,823,531.19          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                       0.00    2,823,531.19          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                   638.83    2,823,531.19        638.83
         Collateral Agent Expenses                                                0.00    2,822,892.36          0.00
         Unpaid Collateral Agent  Fee from prior Collection                       0.00    2,822,892.36          0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection                   0.00    2,822,892.36          0.00
          Periods
(v) (A)  Class A Interest Distributable Amount - Current Month              253,763.72    2,822,892.36    253,763.72
         Prior Month(s) Class A Carryover Shortfall                               0.00    2,569,128.64          0.00
         Class A Interest Carryover Shortfall                                     0.00    2,569,128.64          0.00
         Interest on Interest Carryover from Prior Months                         0.00    2,569,128.64          0.00
         Current Month Class A Interest Carryover Shortfall                       0.00    2,569,128.64          0.00
         Class A Interest Distributable Amount                              253,763.72    2,569,128.64    253,763.72
(viii)(A)Class B Coupon Interest - Unadjusted                                23,434.35    2,315,364.92     23,434.35
         Class B Interest Carryover Shortfall - Previous Month(s)                 0.00    2,291,930.57          0.00
         Interest on B Interest Shortfall - Previous Month(s)                     0.00    2,291,930.57          0.00
         Interest on Interest Carryover from Prior Months                         0.00    2,291,930.57          0.00
         Current Month Class B Interest Shortfall                                 0.00    2,291,930.57          0.00
         Adjusted Class B Interest Distributable Amount                      23,434.35    2,291,930.57     23,434.35
(v) (B)  Class A Principal Distributable Amount - Current Month           2,512,712.56    2,268,496.22  2,268,496.22     418,637.25
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00            0.00          0.00
         Current Month Class A Principal Shortfall                                0.00            0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount                            2,512,712.56            0.00          0.00           0.00
(vi)     Certificate Insurer Premium                                         13,365.11            0.00          0.00
         Certificate Insurer Premium Supplement                                   0.00            0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                   0.00            0.00          0.00
(vii)    Transition Expenses to successor Servicer                                0.00            0.00          0.00
         Class B Principal Distributable Amount - Current Month             132,248.03            0.00          0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)          226,566.71            0.00          0.00
         Current Month Class B Principal Shortfall                         (339,198.12)           0.00   (339,198.12)
         Adjusted Class B Principal Distributable Amount                     19,616.62      339,198.12     19,616.62
         Excess Interest Amount for Deposit in Spread Account                     0.00      319,581.50          0.00
                                                                                            319,581.50    319,581.50

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               48,335,947.27
                    Class A Principal Distributions                                                     2,512,712.56
           Class A End of Period Principal Balance                                                     45,823,234.71

           Class B Beginning of Period Principal Balance                                                2,770,563.95
                    Class B Principal Distributable Amount                                                 19,616.62
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,750,947.33
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,750,947.33

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,931,349.81
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   362,221.17
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,569,128.64

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,569,128.64
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                23,434.35
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,545,694.29

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,545,694.29
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,512,712.56
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency                                         ) 32,981.73

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     32,981.73
     (vi)  Certificate Insurer Premium                                                                     13,365.11
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      19,616.62

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       19,616.62
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        132,248.03
     (iii) Prior month(s) carryover shortfalls                                                            226,566.71
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted  Amount Remaining for Further Distribution/(Deficiency)                            (339,198.12)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (339,198.12)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,346,000.00
                                  Purchased receivables more than 30 days delinquent                       31,976.49
                                                                                                  -------------------
                                  Total                                                                 3,377,976.49

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  55,544,535.18
                    Delinquency Ratio                                                                          6.08%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.08%
                           Delinquency Ratio for second preceding Determination Date                           6.44%
                           Delinquency Ratio for third preceding Determination Date                            6.33%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.28%          6.28%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                12,430,077.42
                                  Current Period Defaulted Receivables                                    576,543.57
                                                                                                  -------------------
                                  Total                                                                13,006,620.99

                                  Cumulative Defaulted Receivables                                     13,006,620.99
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                  14.01%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         988,763.97

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (339,859.85)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  648,904.12
                                  Cumulative Previous Net Losses                                        9,085,693.94
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 9,734,598.06
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                 10.48%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     36.47
           Weighted Average Annual Percentage Rate                                                            20.49%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,857,418.20
                           15% of Outstanding Certificate Balance                                                      7,286,127.31
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                        N (a)

                    Cap Amount                                                                         13,746,970.41

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            48,574,182.04
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                              13,746,970.41
           Beginning of Period Spread Account Balance                                                   5,974,445.69
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               7,772,524.72
           Earnings on Spread Account Balance                                                              27,846.42
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,002,292.11


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.


                                           Current month excess servicing fee                           #REF!



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                                   Revision #2

Distribution Date                                             9/15/98
Collection Period                                             8/98

     Under the Pooling and Servicing  Agreement  dated as of March 17, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,845,675.28

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $322,564.53

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,523,110.75

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $29.27

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.32

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.96

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $33,162.90

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $33,162.90

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,143,374.45

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,104,981.66

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $62,206,097.48

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $59,985,672.90

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9643054

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $121,102.81

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,147.07

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.25

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                      $22,440.22

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $26,826.87

           (b)      Distributions (to) from Collection Account                                             $2,515.31
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $360.81

           (d)      Ending Payahead Account Balance                                                       $29,702.99

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $16,971,804.56
                           Spread Account Balance                                                      $7,097,951.20

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($108,397.04)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $16,500.37

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,017,967.95

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                220
                           Aggregate Gross Amount                                                      $2,524,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                176
                           Aggregate Gross Amount                                                      $2,002,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.63%

           (b)      Average Delinquency Ratio                                                                  6.70%

           (c)      Cumulative Default Ratio                                                                  13.47%

           (d)      Cumulative Net Loss Ratio                                                                 10.01%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                        Yes
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,926,291.45
     Lock Box NSF Items:                                                                                  (56,931.91)
     Transfers from (to) Payahead Account:                                                                 (2,515.31)
     Collection Account Interest                                                                           12,977.38
     Payahead Account Interest                                                                                360.81
     Total Collection Proceeds:                                                                         2,880,182.42
     For Distribution Date:                                                                                  9/15/98
     For Determination Date:                                                                                  9/8/98
     For Collection Period:                                                                                     8/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 62,206,097.48
                                  Principal portion of payments collected (non-prepayments)                              952,047.77
                                  Prepayments in full allocable to principal                                             413,999.00
                           Collections allocable to principal                                           1,366,046.77
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    249,451.11
                           Purchase Amounts allocable to principal                                         22,440.22
                                                                                                  -------------------
                    Total Principal                                                                     1,637,938.10

                    Realized Losses                                                                     1,017,967.95
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    59,550,191.43

           Interest
                           Collections allocable to interest                                            1,152,933.89
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       89,310.43
                                                                                                  -------------------
                    Total Interest                                                                      1,242,244.32

     Certificate Information
           Beginning of Period Class A Principal Balance                                               59,095,792.60
           Beginning of Period Class B Principal Balance                                                3,412,991.05

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,206,348.24
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,425.98
           Aggregate Payahead Balance                                                                      29,342.18
           Aggregate Payahead Balance for preceding Distribution Date                                      26,826.87
           Interest Earned on Payahead Balances                                                               360.81
           Scheduled Payments due in Collection Period                                                  2,143,374.45
           Scheduled Payments collected in Collection Period                                            2,104,981.66
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,017,967.95

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   441.28
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                             220     2,524,000.00
           60+ days delinquent                                                                                 176     2,002,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                 2        22,440.22

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          4,526,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                            22,440.22
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     624,025.31

           Delinquency Ratio for second preceding Determination Date                                           7.02%
           Delinquency Ratio for third preceding Determination Date                                            6.44%

           Cumulative Defaults for preceding Determination Date                                        13,160,543.08

           Cumulative Net Losses for preceding Determination Date                                       9,316,430.75

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,518,980.66
                           Liquidation Proceeds                                                           249,451.11
                           Recoveries                                                                      89,310.43
                           Purchase Amounts                                                                22,440.22
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,880,182.42

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      952,047.77
                           Prepayments in full allocable to principal                                     413,999.00
                           Principal Balance of Liquidated Receivables                                  1,267,419.06
                           Purchase Amounts allocable to principal                                         22,440.22
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,655,906.05

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,655,906.05
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,523,110.75
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,523,110.75

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          59,095,792.60
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 322,564.53

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,655,906.05
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                132,795.30

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,412,991.05
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         33,162.90

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,880,182.42
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,845,675.28
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                33,162.90
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                132,795.30
                    Class B Principal Carryover Shortfall                                                 302,686.17
                    Trustee distributions                                                                   1,218.86
                    Standby Servicer distributions                                                          4,147.07
                    Servicer distributions                                                                121,102.81
                    Collateral Agent distributions                                                            781.36
                    Reimbursement Obligations                                                              16,500.37
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                302,686.17
                                                                                                  -------------------
                                                                                                          302,686.17

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                          4,147.07    2,880,182.42     4,147.07
         Servicing Fee (2.0%)                                               103,676.83    2,876,035.35   103,676.83           0.00
         Additional Servicing Fee Amounts                                    17,425.98    2,772,358.52    17,425.98           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00    2,754,932.54         0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00    2,754,932.54         0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00    2,754,932.54         0.00
(iii)    Trustee Fee                                                            777.58    2,754,932.54       777.58
         Trustee's out-of-pocket expenses                                       441.28    2,754,154.96       441.28
         Unpaid Trustee Fee from prior Collection Periods                         0.00    2,753,713.68         0.00
         Unpaid Trustee's out-of-pocket expenses from prior                       0.00    2,753,713.68         0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                   781.36    2,753,713.68       781.36
         Collateral Agent Expenses                                                0.00    2,752,932.32         0.00
         Unpaid Collateral Agent  Fee from prior                                  0.00    2,752,932.32         0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                              0.00    2,752,932.32         0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month              322,564.53    2,752,932.32   322,564.53
         Prior Month(s) Class A Carryover Shortfall                               0.00    2,430,367.79         0.00
         Class A Interest Carryover Shortfall                                     0.00    2,430,367.79         0.00
         Interest on Interest Carryover from Prior Months                         0.00    2,430,367.79         0.00
         Current Month Class A Interest Carryover Shortfall                       0.00    2,430,367.79         0.00
         Class A Interest Distributable Amount                              322,564.53    2,430,367.79   322,564.53
(viii)(a)Class B Coupon Interest - Unadjusted                                33,162.90    2,107,803.26    33,162.90
         Class B Interest Carryover Shortfall - Previous Month(s)                 0.00    2,074,640.36         0.00
         Interest on B Interest Shortfall - Previous Month(s)                     0.00    2,074,640.36         0.00
         Interest on Interest Carryover from Prior Months                         0.00    2,074,640.36         0.00
         Current Month Class B Interest Shortfall                                 0.00    2,074,640.36         0.00
         Adjusted Class B Interest Distributable Amount                      33,162.90    2,074,640.36    33,162.90
(v) (B)  Class A Principal Distributable Amount - Current Month           2,523,110.75    2,041,477.46 2,041,477.46     357,071.67
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00            0.00         0.00
         Current Month Class A Principal Shortfall                         (125,905.86)           0.00  (125,905.86)
         Withdrawl from Spread Account to Cover Shortfall                   125,905.86
         Class A Principal Distribution Amount                            2,523,110.75      125,905.86   125,905.86           0.00
(vi)     Certificate Insurer Premium                                         16,500.37            0.00         0.00
         Certificate Insurer Premium Supplement                                   0.00            0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                   0.00            0.00         0.00
(vii)    Transition Expenses to successor Servicer                                0.00            0.00         0.00
         Class B Principal Distributable Amount - Current                   132,795.30            0.00         0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)          302,686.17            0.00         0.00
         Current Month Class B Principal Shortfall                         (435,481.47)           0.00  (435,481.47)
         Adjusted Class B Principal Distributable Amount                          0.00      435,481.47         0.00
     (C) Excess Interest Amount for Deposit in Spread Account              (142,406.22)     435,481.47  (142,406.22)
                                                                                            577,887.70   577,887.70

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               59,095,792.60
                    Class A Principal Distributions                                                     2,523,110.75
           Class A End of Period Principal Balance                                                     56,572,681.85

           Class B Beginning of Period Principal Balance                                                3,412,991.05
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,412,991.05
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,412,991.05

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,880,182.42
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   449,814.63
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,430,367.79

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,430,367.79
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                33,162.90
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,397,204.89

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,397,204.89
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,523,110.75
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               125,905.86
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     16,500.37
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (16,500.37)
           Withdrawl from Spread Account to Cover Deficiency                                               16,500.37
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   132,795.30
     (iii) Prior month(s) carryover shortfalls                                                            302,686.17
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (435,481.47)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (435,481.47)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,526,000.00
                                  Purchased receivables more than 30 days delinquent                       22,440.22
                                                                                                  -------------------
                                  Total                                                                 4,548,440.22

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  68,561,614.01
                    Delinquency Ratio                                                                          6.63%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.63%
                           Delinquency Ratio for second preceding Determination Date                           7.02%
                           Delinquency Ratio for third preceding Determination Date                            6.44%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.70%          6.70%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                13,160,543.08
                                  Current Period Defaulted Receivables                                    624,025.31
                                                                                                  -------------------
                                  Total                                                                13,784,568.39

                                  Cumulative Defaulted Receivables                                     13,784,568.39
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                  13.47%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,267,419.06

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (338,761.54)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  928,657.52
                                  Cumulative Previous Net Losses                                        9,316,430.75
                                                                                                  -------------------
                                  Cumulative Net Losses                                                10,245,088.27
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                 10.01%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     39.32
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,998,567.29
                           15% of Outstanding Certificate Balance                                                      8,997,850.94
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                     Y-WAIVED

                    Cap Amount                                                                         16,971,804.56

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,069,810.29
                           Outstanding Certificate Balance                                                            59,985,672.90
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                              16,971,804.56
           Beginning of Period Spread Account Balance                                                   7,206,348.24
           Spread Account Deposit (Withdrawal) from Current Distributions                                (142,406.22)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               9,907,862.54
           Earnings on Spread Account Balance                                                              34,009.18
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,097,951.20


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                                   Revision #2

Distribution Date                                              9/15/98
Collection Period                                              8/98

     Under the Pooling  and  Servicing  Agreement  dated as of May 30, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,531,196.00

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $426,446.94

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,104,749.06

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.14

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.76

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.38

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $326,304.71

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $44,021.33

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $282,283.38

           (j)      Scheduled Payments due in such Collection Period                                   $2,668,115.79

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,704,544.74

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $81,002,979.44

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $78,183,420.56

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9651919

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $159,540.00

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,400.20

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.41

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $36,289.38

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $32,652.09

           (b)      Distributions (to) from Collection Account                                             $1,678.09
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $152.89

           (d)      Ending Payahead Account Balance                                                       $34,483.07

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $11,727,513.08
                           Spread Account Balance                                                      $9,165,741.02

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $38,074.66

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $21,539.02

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $793,152.25

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                240
                           Aggregate Gross Amount                                                      $2,839,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                195
                           Aggregate Gross Amount                                                      $2,484,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.03%

           (b)      Average Delinquency Ratio                                                                  6.09%

           (c)      Cumulative Default Ratio                                                                  10.59%

           (d)      Cumulative Net Loss Ratio                                                                  7.64%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                      No (a)
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         4,106,223.54
     Lock Box NSF Items:                                                                                  (73,843.54)
     Transfers from (to) Payahead Account:                                                                 (1,678.09)
     Collection Account Interest                                                                           15,715.95
     Payahead Account Interest                                                                                152.89
     Total Collection Proceeds:                                                                         4,046,570.75
     For Distribution Date:                                                                                  9/15/98
     For Determination Date:                                                                                  9/8/98
     For Collection Period:                                                                                     8/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 81,002,979.44
                                  Principal portion of payments collected (non-prepayments)                            1,298,059.06
                                  Prepayments in full allocable to principal                                             930,271.00
                           Collections allocable to principal                                           2,228,330.06
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    210,385.22
                           Purchase Amounts allocable to principal                                         36,289.38
                                                                                                  -------------------
                    Total Principal                                                                     2,475,004.66

                    Realized Losses                                                                       793,152.25
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    77,734,822.53

           Interest
                           Collections allocable to interest                                            1,406,485.68
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                      165,080.41
                                                                                                  -------------------
                    Total Interest                                                                      1,571,566.09

     Certificate Information
           Beginning of Period Class A Principal Balance                                               76,952,830.48
           Beginning of Period Class B Principal Balance                                                4,617,622.53

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   9,127,666.36
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           24,535.03
           Aggregate Payahead Balance                                                                      34,330.18
           Aggregate Payahead Balance for preceding Distribution Date                                      32,652.09
           Interest Earned on Payahead Balances                                                               152.89
           Scheduled Payments due in Collection Period                                                  2,668,115.79
           Scheduled Payments collected in Collection Period                                            2,704,544.74
           Aggregate Amount of Realized Losses for preceding Distribution Date                            793,152.25

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   558.64
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables of Receivables
           31 - 59 days delinquent                                                                             240     2,839,000.00
           60+ days delinquent                                                                                 195     2,484,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables
                                                                                                                 3        36,289.38

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,323,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                            36,289.38
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     757,591.15

           Delinquency Ratio for second preceding Determination Date                                           6.58%
           Delinquency Ratio for third preceding Determination Date                                            5.65%

           Cumulative Defaults for preceding Determination Date                                        11,883,978.47

           Cumulative Net Losses for preceding Determination Date                                       8,496,444.43

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N (a)

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,634,815.74
                           Liquidation Proceeds                                                           210,385.22
                           Recoveries                                                                     165,080.41
                           Purchase Amounts                                                                36,289.38
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    4,046,570.75

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,298,059.06
                           Prepayments in full allocable to principal                                     930,271.00
                           Principal Balance of Liquidated Receivables                                  1,003,537.47
                           Purchase Amounts allocable to principal                                         36,289.38
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,268,156.91

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,268,156.91
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,104,749.06
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,104,749.06

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          76,952,830.48
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 426,446.94

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,268,156.91
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                163,407.85

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,617,622.53
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         44,021.33

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           4,046,570.75
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,531,196.00
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                44,021.33
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                163,407.85
                    Class B Principal Carryover Shortfall                                                 567,473.57
                    Trustee distributions                                                                   1,571.18
                    Standby Servicer distributions                                                          5,400.20
                    Servicer distributions                                                                159,540.00
                    Collateral Agent distributions                                                          1,019.63
                    Reimbursement Obligations                                                              21,539.02
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                567,473.57
                                                                                                  -------------------
                                                                                                          567,473.57

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                       5,400.20     4,046,570.75         5,400.20
         Servicing Fee (2.0%)                                            135,004.97     4,041,170.55       135,004.97          0.00
         Additional Servicing Fee Amounts                                 24,535.03     3,906,165.58        24,535.03          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00     3,881,630.55             0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00     3,881,630.55             0.00
(ii)     Transition Expenses to Standby Servicer                               0.00     3,881,630.55             0.00
(iii)    Trustee Fee                                                       1,012.54     3,881,630.55         1,012.54
         Trustee's out-of-pocket expenses                                    558.64     3,880,618.01           558.64
         Unpaid Trustee Fee from prior Collection Periods                      0.00     3,880,059.37             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                    0.00     3,880,059.37             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              1,019.63     3,880,059.37         1,019.63
         Collateral Agent Expenses                                             0.00     3,879,039.74             0.00
         Unpaid Collateral Agent  Fee from prior                               0.00     3,879,039.74             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                           0.00     3,879,039.74             0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month           426,446.94     3,879,039.74       426,446.94
         Prior Month(s) Class A Carryover Shortfall                            0.00     3,452,592.80             0.00
         Class A Interest Carryover Shortfall                                  0.00     3,452,592.80             0.00
         Interest on Interest Carryover from Prior Months                      0.00     3,452,592.80             0.00
         Current Month Class A Interest Carryover Shortfall                    0.00     3,452,592.80             0.00
         Class A Interest Distributable Amount                           426,446.94     3,452,592.80       426,446.94
(viii)(A)Class B Coupon Interest - Unadjusted                             44,021.33     3,026,145.86        44,021.33
         Class B Interest Carryover Shortfall - Previous Month(s)              0.00     2,982,124.53             0.00
         Interest on B Interest Shortfall - Previous Month(s)                  0.00     2,982,124.53             0.00
         Interest on Interest Carryover from Prior Months                      0.00     2,982,124.53             0.00
         Current Month Class B Interest Shortfall                              0.00     2,982,124.53             0.00
         Adjusted Class B Interest Distributable Amount                   44,021.33     2,982,124.53        44,021.33
(v) (B)  Class A Principal Distributable Amount - Current Month        3,104,749.06     2,938,103.20     2,938,103.20    941,821.69
         Class A Principal Carryover Shortfall - Previous Month(s)             0.00             0.00             0.00
         Current Month Class A Principal Shortfall                             0.00             0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                         3,104,749.06             0.00             0.00          0.00
(vi)     Certificate Insurer Premium                                      21,539.02             0.00             0.00
         Certificate Insurer Premium Supplement                                0.00             0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                0.00             0.00             0.00
(vii)    Transition Expenses to successor Servicer                             0.00             0.00             0.00
     (B) Class B Principal Distributable Amount - Current                163,407.85             0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)       567,473.57             0.00             0.00
         Current Month Class B Principal Shortfall                      (448,598.03)            0.00      (448,598.03)
         Adjusted Class B Principal Distributable Amount                 282,283.38       448,598.03       282,283.38
     (C) Excess Interest (Shortage) Amount for Deposit                         0.00       166,314.65             0.00
          to (withdrawl from) Spread Account                                              166,314.65       166,314.65

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               76,952,830.48
                    Class A Principal Distributions                                                     3,104,749.06
           Class A End of Period Principal Balance                                                     73,848,081.42

           Class B Beginning of Period Principal Balance                                                4,617,622.53
                    Class B Principal Distributable Amount                                                282,283.38
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,335,339.15
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,335,339.15

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          4,046,570.75
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   593,977.95
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,452,592.80

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,452,592.80
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                44,021.33
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,408,571.47

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   3,408,571.47
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                3,104,749.06
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         303,822.41

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    303,822.41
     (vi)  Certificate Insurer Premium                                                                     21,539.02
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     282,283.38

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x) 282,283.38
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x) 163,407.85
     (iii) Prior month(s) carryover shortfalls 567,473.57
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (448,598.03)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (448,598.03)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,323,000.00
                                  Purchased receivables more than 30 days delinquent                       36,289.38
                                                                                                  -------------------
                                  Total                                                                 5,359,289.38

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   88,836,030.78
                    Delinquency Ratio                                                                          6.03%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.03%
                           Delinquency Ratio for second preceding Determination Date                           6.58%
                           Delinquency Ratio for third preceding Determination Date                            5.65%

                    Average Delinquency Ratio                                                                  6.09%          6.09%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,883,978.47
                                  Current Period Defaulted Receivables                                    757,591.15
                                                                                                  -------------------
                                  Total                                                                12,641,569.62

                                  Cumulative Defaulted Receivables                                     12,641,569.62
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                  10.59%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,003,537.47

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (375,465.63)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  628,071.84
                                  Cumulative Previous Net Losses                                        8,496,444.43
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 9,124,516.27
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  7.64%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     41.81
           Weighted Average Annual Percentage Rate                                                            20.47%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       7,036,507.85
                           15% of Outstanding Certificate Balance                                                     11,727,513.08
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                        N (a)

                    Cap Amount                                                                         11,727,513.08

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                            78,183,420.56
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              11,727,513.08
           Beginning of Period Spread Account Balance                                                   9,127,666.36
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               2,599,846.72
           Earnings on Spread Account Balance                                                              38,074.66
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                9,165,741.02


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.



                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                  9/15/98
Collection Period                                                  8/98

     Under  the Sale and  Servicing  Agreement  dated as of  August 1, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,853,905.66

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $189,766.73

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,664,138.93

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $47.68

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.35

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $45.33

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $204,741.64

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $26,596.72

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $178,144.92

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $204,741.64

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $26,596.72

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                   $178,144.92

          (s)      Scheduled Payments due in such Collection Period                                    $3,551,051.30

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,458,797.78

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                               $112,449,139.37

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                     $100,972,358.87

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $98,153,690.11

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8728719

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,818,668.76

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0250662

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $214,435.84

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,622.46

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.65

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   5
                          Aggregate Purchase Amount                                                       $42,099.86

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                             ($108,103.44)

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                             ($108,103.44)

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $32,526,783.92
                          Spread Account Balance                                                       $3,016,201.65

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $16,201.65

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $27,806.05

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,148,422.34

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 335
                          Aggregate Gross Amount                                                       $4,231,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 293
                          Aggregate Gross Amount                                                       $3,645,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                           6.43%

          (b)      Average Delinquency Ratio                                                                   6.09%

          (c)      Cumulative Default Ratio                                                                    8.67%

          (d)      Cumulative Net Loss Ratio                                                                   5.82%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                       No (a)

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                              YES
     Deficiency Claim Amount                                                                             (216,206.88)

Inputs
     Gross Collection Proceeds:                                                                         4,901,765.21
     Lock Box NSF Items:                                                                                  (81,127.86)
     Total Collection Proceeds:                                                                         4,820,637.35
     For Distribution Date:                                                                                  9/15/98
     For Determination Date:                                                                                  9/8/98
     For Collection Period:                                                                                     8/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                 112,449,139.37
          Beginning Principal Balance of Subsequent Receivables Transfered                                      0.00
                                                                                            -------------------------
          Aggregate Beginning Principal Balance                                                       112,449,139.37
                                 Principal portion of payments collected (non-prepayments)                             1,654,818.90
                                 Prepayments in full allocable to principal                                              817,644.00
                          Collections allocable to principal                                            2,472,462.90
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     363,541.20
                          Purchase Amounts allocable to principal                                          42,099.86
                                                                                            -------------------------
                   Total Principal                                                                      2,878,103.96

                   Realized Losses                                                                      1,148,422.34
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    108,422,613.07

          Prefunding
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00



          Interest
                          Collections allocable to interest                                             1,803,978.88
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       138,554.51
                                                                                            -------------------------
                   Total Interest                                                                       1,942,533.39

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                              37,331,160.28
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,996,813.68
          Beginning of Period Certificate Balance                                                       2,996,813.68

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                    3,000,000.00
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            27,020.61
          Scheduled Payments due in Collection Period                                                   3,551,051.30
          Scheduled Payments collected in Collection Period                                             3,458,797.78
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,148,422.34

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                    183.78
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                # of Receivables     of Receivables
          31 - 59 days delinquent                                                                           335        4,231,000.00
          60+ days delinquent                                                                               293        3,645,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                     Purchase Amt
                                                                                                # of Receivables    of Receivables
                                                                                                              5           42,099.86

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                          7,876,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                  42,099.86
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                               1,325,868.27

          Delinquency Ratio for second preceding Determination Date                                            6.36%
          Delinquency Ratio for third preceding Determination Date                                             5.47%

          Cumulative Defaults for preceding Determination Date                                         11,673,133.66

          Cumulative Net Losses for preceding Determination Date                                        7,721,077.08

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N (a)

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                      6.5242%
          minus 2.5%                                                                                           2.50%
                                                                                            -------------------------
                                                                                                             4.0242%
          divided by 360                                                                                     0.0112%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                            -------------------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              4,276,441.78
                          Liquidation Proceeds                                                            363,541.20
                          Recoveries                                                                      138,554.51
                          Purchase Amounts                                                                 42,099.86
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                  668.66
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                   314.25
                          Investment earnings from Collection Account                                      19,497.03
                                                                                            -------------------------
          Total Distribution Amount                                                                     4,841,117.29

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,654,818.90
                          Prepayments in full allocable to principal                                      817,644.00
                          Principal Balance of Liquidated Receivables                                   1,511,963.54
                          Purchase Amounts allocable to principal                                          42,099.86
                          Cram Down Losses                                                                      0.00
                                                                                            -------------------------
                   Principal Distributable Amount                                                       4,026,526.30

          Class A Target Amount
                         90%                                                                                      90%
                   times Aggregate Principal Balance of Receivables                                   108,422,613.07
                                                                                            -------------------------
                                                                                                       97,580,351.76         98.57%
                                                                                            -------------------------
                                                                                                                   Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes   3,664,138.93
                   Current Month Prin Reduction
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                          95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   58.7%
                                                                                            -------------------------
                                                                                                               91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,026,526.30
                   Times Class A Noteholders' Percentage                                                         91%
                                                                                            -------------------------
                                                                                                        3,664,138.93
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                            -------------------------
                   Class A Principal Distributable Amount                                               3,664,138.93

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  37,331,160.28
                   Multiplied by the Note Rate                                                                 6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  189,766.73

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                 6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       4,026,526.30
                   Times Class B Percentage                                                                     2.5%
                                                                                            -------------------------
                   Class B Principal Distributable Amount                                                 100,663.16

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       4,026,526.30
                   Times Certificate Percentage                                                                 2.5%
                                                                                            -------------------------
                   Certificate Principal Distributable Amount                                             100,663.16


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,996,813.68
                   Multiplied by Note Pass-Through Rate                                                       10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class B Coupon Interest Amount                                                          26,596.72

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,996,813.68
                   Multiplied by Pass-Through Rate                                                            10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Certificateholders' Interest Amount                                                     26,596.72


Carryover Shortfalls from Prior Periods
Class B and Certificates Principal Carryover Shortfall from previous period                               371,170.40
                                                                                            -------------------------
                                                                                                          371,170.40

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                        5,622.46        4,841,117.29     5,622.46  4,841,117.29
         Servicing Fee (2.0%)                                             187,415.23        4,835,494.83   187,415.23          0.00
         Additional Servicing Fee Amounts                                  27,020.61        4,648,079.60    27,020.61          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                       0.00        4,621,058.99         0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00        4,621,058.99         0.00
(ii)     Transition Expenses to Standby Servicer                                0.00        4,621,058.99         0.00
(iii)    Indenture Trustee Fee                                                937.08        4,621,058.99       937.08
         Indenture Trustee's out-of-pocket expenses                           183.78        4,620,121.91       183.78
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00        4,619,938.13         0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                        0.00        4,619,938.13         0.00
          prior Collection Periods
         Owner Trustee Fee                                                      0.00        4,619,938.13         0.00
         Owner Trustee's out-of-pocket expenses                                 0.00        4,619,938.13         0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00        4,619,938.13         0.00
         Unpaid Owner Trustee's out-of-pocket exp -                             0.00        4,619,938.13         0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                 874.94        4,619,938.13       874.94
         Collateral Agent Expenses                                              0.00        4,619,063.19         0.00
         Unpaid Collateral Agent  Fee from prior                                0.00        4,619,063.19         0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                            0.00        4,619,063.19         0.00
          Collection Periods
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month        189,766.73
         Prior  Month(s)  Class  A-1  Interest   Carryover                      0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                    0.00
         Interest on Interest Carryover from Prior Months Current               0.00
         Month Class A-1 Interest Carryover Shortfall                           0.00
         Class A-1 Interest Distributable Amount                          189,766.73        4,619,063.19   189,766.73
    (B)  Class A-2 Interest Distributable Amount - Current Month          327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          327,868.20        4,429,296.46   327,868.20
(vi)(A)  Class B Note Interest - Unadjusted                                26,596.72
         Class B Note Interest Carryover Shortfall - Previous Month(s)          0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on B Interest Carryover from Prior Months                     0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Note Interest Distributable Amount               26,596.72        4,101,428.26    26,596.72
    (B)  Certificate Interest - Unadjusted                                 26,596.72
         Certificate Interest Carryover Shortfall - Previous Month(s)           0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)         0.00
         Interest on Certificate Interest Carryover from Prior Months           0.00
         Current Month Certificate Interest Shortfall                           0.00
         Adjusted Certificate Interest Distributable Amount                26,596.72        4,074,831.54    26,596.72
(vii)    Class A Principal Distributable Amount - Current Month         3,664,138.93
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawl from Spread Account to Cover Shortfall                       0.00
         Class A Principal Distribution Amount to Class A-1             3,664,138.93        4,048,234.82 3,664,138.93          0.00
         Class A Principal Distribution Amount to Class A-2                     0.00          384,095.89         0.00          0.00
(viii)   Note Insurer Premium                                              27,806.05          384,095.89    27,806.05
         Note Insurer Premium Supplement                                        0.00          356,289.84         0.00
         Other Reimbursement Obligations to Note Insurer                        0.00          356,289.84         0.00
(ix)     Transition Expenses to successor Servicer                              0.00          356,289.84         0.00
(x)      Class B Principal Distributable Amount - Current                 100,663.16
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)        185,585.20
         Current Month Class B Principal Shortfall                       (108,103.44)
         Adjusted Class B Principal Distributable Amount                  178,144.92          356,289.84   178,144.92
         Certificate Principal Distributable Amount - Current             100,663.16
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)    185,585.20
         Current Month Certificate Principal Shortfall                   (108,103.44)
         Adjusted Certificate Principal Distributable Amount              178,144.92          178,144.92   178,144.92
(xi)     Until the Target Payment Date, remaining amount to                     0.00                0.00         0.00
          Class A Noteholders
         Amount to Class A-1 Noteholders                                        0.00                0.00         0.00
         Amount to Class A-2 Noteholders                                        0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist.              0.00
          Amount
(xiii)   After an Event of Default, Certificateholders' Prin. Dist              0.00
          Amount
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.         0.00
         Sread Account withdrawl for deficiencies                               0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                               37,331,160.28
                   Class A-1 Principal Distributions                                                    3,664,138.93
          Class A-1 End of Period Principal Amount (prior to turbo)                                    33,667,021.35
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     33,667,021.35

          Class A-2 Beginning of Period Principal Amount                                               61,668,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    61,668,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     61,668,000.00

          Class B Beginning of Period Principal Amount                                                  2,996,813.68
                   Class B Principal Distributable Amount                                                 178,144.92
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                    2,818,668.76
                   Allocations of Cash Releases to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                     2,818,668.76

          Certificate Beginning of Period Principal Amount                                              2,996,813.68
                   Certificate Principal Distributable Amount                                             178,144.92
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                2,818,668.76
                   Allocation of Cash Releases to Cover Certificate Shortfalls                                  0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 2,818,668.76

Class A-1 Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                      4,841,117.29
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  5.8(a)  (i) and (v)A            411,820.83
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,429,296.46

Class A-2 Deficiency - Interest
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (v) B                        4,429,296.46
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) B                          327,868.20
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,101,428.26

Class B Note Deficiency - Interest
     (i) Amounts  available to make payments  pursuant to Section  5.8(a) (vi) A                        4,101,428.26
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) A                           26,596.72
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,074,831.54

Class B Certificate Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                    4,074,831.54
     (ii) Current  distribution  amounts payable  pursuant to Section  5.8(a)  (vi)  and  (x)              26,596.72
     (iii)Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,048,234.82

Class A Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                        4,048,234.82
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                        3,664,138.93
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          384,095.89

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                            384,095.89
     (vi) Note Insurer Premium                                                                             27,806.05
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency   Amount                                                                                   0.00
          Withdrawl  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                           NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                      356,289.84

Class B Notes & Certificates Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                      356,289.84
     (ii) Amounts payable pursuant to Section 5.8(a) (vi) and (x)                                         201,326.32
     (iii)Prior month(s) carryover shortfalls                                                             371,170.40
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                          YES
          Amount  Remaining  for  Further   Distribution/  B  Notes (Deficiency)                         (108,103.44)
          Amount Remaining for Further Distribution/ B Certificates  (Deficiency)                        (108,103.44)
          Withdrawl from Spread Account to B PieceCover Shortfalls                                              0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (216,206.88)
                                                                                                        If neg, Carryover Shortfall

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               7,876,000.00
                                 Purchased receivables more than 30 days delinquent                        42,099.86
                                                                                            -------------------------
                                 Total                                                                  7,918,099.86

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   123,148,084.43
                   Delinquency Ratio                                                                           6.43%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                 6.43%
                          Delinquency Ratio for second preceding Determination Date                            6.36%
                          Delinquency Ratio for third preceding Determination Date                             5.47%
                                                                                            -------------------------
                   Average Delinquency Ratio                                                                   6.09%          6.09%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 11,673,133.66
                                 Current Period Defaulted Receivables                                   1,325,868.27
                                                                                            -------------------------
                                 Total                                                                 12,999,001.93

                                 Cumulative Defaulted Receivables                                      12,999,001.93
                                 Original Pool Balance                                                150,000,000.00

                   Cumulative Default Ratio                                                                    8.67%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,511,963.54

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (502,095.71)
                                                                                            -------------------------
                                 Net Liquidation Losses                                                 1,009,867.83
                                 Cumulative Previous Net Losses                                         7,721,077.08
                                                                                            -------------------------
                                 Cumulative Net Losses                                                  8,730,944.91
                                 Original Pool Balance                                                150,000,000.00

                   Cumulative Net Loss Ratio                                                                   5.82%

Additional Pool Information:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      44.50
          Weighted Average Annual Percentage Rate                                                             20.39%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                 108,422,613.07
                          minus the Securities Balance                                                100,972,358.87
                                                                                            -------------------------
                                                                                                        7,450,254.20
                          divided by the Aggregate Principal Balance                                           6.87%

          Floor OC Percent
                   Aggregate Principal Balance                                                        108,422,613.07
                   minus the Securities Balance                                                       100,972,358.87
                                                                                            -------------------------
                                                                                                        7,450,254.20
                   divided by the initial Aggregate Principal Balance                                 150,000,000.00
                                                                                            -------------------------
                                                                                                               4.97%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     100,972,358.87
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00

                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           150,000,000.00

                                                                                                                              0.00
                   Floor Amount                                                                         3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.13%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.13%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.13%
                                 if an Insurance Agreement Event of Default, 30%                                             30.00%
                                                                                                              30.00%
                                 times the Aggregate Principal Balance                                108,422,613.07
                                                                                            -------------------------
                                                                                                       32,526,783.92
                          Requisite Amount                                                             32,526,783.92

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                         N (a)

          Required Spread Account Amount                                                               32,526,783.92
          Beginning of Period Spread Account Balance                                                    3,000,000.00
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               29,526,783.92
          Earnings on Spread Account Balance                                                               16,201.65
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawl Allocated to B Notes Shortfalls                                                   0.00
          Amount of Withdrawl Allocated to B Certificates Shortfalls                                            0.00
          Net Spread Account Withdrawl to Seller                                                                0.00
          Ending Spread Account Balance                                                                 3,016,201.65


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          --------------------------------------------------

                                 Name:                     James L. Stock
                                          --------------------------------------------------
                                 Title:                     Vice President
                                          --------------------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.



                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                              9/15/98
Collection Period                                              8/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables
Corp.,  Consumer Portfolio  Services,  Inc. as Servicer,  Bankers Trust as Owner
Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,896,042.75

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $149,286.22

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,746,756.53

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $53.37

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $2.75

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $50.62

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $186,535.47

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $37,777.16

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $148,758.31

          (p)      Scheduled Payments due in such Collection Period                                     $2,627,024.85

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,598,066.36

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $85,613,962.59

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments allocated to principal in
                   paragraph A.1.(c),(i),(o) above                                                     $77,205,707.81

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $73,073,767.98

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8535263

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after
                   giving effect to payments allocated to principal in paragraph A.1.(o) above          $4,131,939.83

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0482625

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $159,180.24

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,280.70

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $2.93

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    1
                          Aggregate Purchase Amount                                                        $17,485.65

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $24,791,638.94
                          Spread Account Balance                                                        $2,206,357.00

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $13,840.31

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $21,324.66

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $952,274.33

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  212
                          Aggregate Gross Amount                                                        $2,672,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  172
                          Aggregate Gross Amount                                                        $2,195,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.22%

          (b)      Average Delinquency Ratio                                                                    5.07%

          (c)      Cumulative Default Ratio                                                                     6.04%

          (d)      Cumulative Net Loss Ratio                                                                    3.92%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No (a)

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,544,386.91
     Lock Box NSF Items:                                                                                   (47,767.68)
     Total Collection Proceeds:                                                                          3,496,619.23
     For Distribution Date:                                                                                   9/15/98
     For Determination Date:                                                                                   9/8/98
     For Collection Period:                                                                                      8/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   85,613,962.59
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         85,613,962.59
                                 Principal portion of payments collected (non-prepayments)                             1,236,518.96
                                 Prepayments in full allocable to principal                                              503,527.00
                          Collections allocable to principal                                             1,740,045.96
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      265,360.18
                          Purchase Amounts allocable to principal                                           17,485.65
                                                                                               -----------------------
                   Total Principal                                                                       2,022,891.79

                   Realized Losses                                                                         952,274.33
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      82,638,796.47


          Interest
                          Collections allocable to interest                                             $1,361,547.40
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                        112,180.04
                                                                                               -----------------------
                   Total Interest                                                                       $1,473,727.44

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               29,512,925.91
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              4,280,698.14 80,101,222.65

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     2,192,516.69
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            16,490.30
          Scheduled Payments due in Collection Period                                                    2,627,024.85
          Scheduled Payments collected in Collection Period                                              2,598,066.36
          Aggregate Amount of Realized Losses for preceding Distribution Date                              952,274.33

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     134.73
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables   of Receivables
          31 - 59 days delinquent                                                                             212      2,672,000.00
          60+ days delinquent                                                                                 172      2,195,000.00

     Purchased Receivables                                                                                            Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                1         17,485.65

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                           4,867,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                   17,485.65
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                  645,223.67

          Delinquency Ratio for second preceding Determination Date                                             5.46%
          Delinquency Ratio for third preceding Determination Date                                              4.52%

          Cumulative Defaults for preceding Determination Date                                           5,750,189.87

          Cumulative Net Losses for preceding Determination Date                                         3,308,033.71

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N (a)

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,101,593.36
                          Liquidation Proceeds                                                             265,360.18
                          Recoveries                                                                       112,180.04
                          Purchase Amounts                                                                  17,485.65
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       15,375.17
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,511,994.40

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,236,518.96
                          Prepayments in full allocable to principal                                       503,527.00
                          Principal Balance of Liquidated Receivables                                    1,217,634.51
                          Purchase Amounts allocable to principal                                           17,485.65
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,975,166.12

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     82,638,796.47
                                                                                               -----------------------
                                                                                                        74,374,916.82

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    57.8%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,975,166.12
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         2,707,401.17
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,707,401.17

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   29,512,925.91
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   149,286.22

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,975,166.12
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  148,758.31

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,280,698.14
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       37,777.16

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                          4,280.70      3,511,994.40       4,280.70
         Servicing Fee (2.0%)                                               142,689.94      3,507,713.70     142,689.94        0.00
         Additional Servicing Fee Amounts                                    16,490.30      3,365,023.76      16,490.30        0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00      3,348,533.46           0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00      3,348,533.46           0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00      3,348,533.46           0.00
(iii)    Indenture Trustee Fee                                                  713.45      3,348,533.46         713.45
         Indenture Trustee's out-of-pocket expenses                             134.73      3,347,820.01         134.73
         Unpaid Indenture Trustee Fee from prior Collection Periods               0.00      3,347,685.28           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior                    0.00      3,347,685.28           0.00
          Collection Periods
         Owner Trustee Fee                                                        0.00      3,347,685.28           0.00
         Owner Trustee's out-of-pocket expenses                                   0.00      3,347,685.28           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                   0.00      3,347,685.28           0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                         0.00      3,347,685.28           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                   667.51      3,347,685.28         667.51
         Collateral Agent Expenses                                                0.00      3,347,017.77           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods               0.00      3,347,017.77           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods           0.00      3,347,017.77           0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month          149,286.22
         Prior  Month(s)  Class  A-1  Interest   Carryover                        0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                      0.00
         Interest on Interest Carryover from Prior Months Current                 0.00
         Month Class A-1 Interest Carryover Shortfall                             0.00
         Class A-1 Interest Distributable Amount                            149,286.22      3,347,017.77     149,286.22
    (B)  Class A-2 Interest Distributable Amount - Current Month            243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                    0.00
         Class A-2 Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                         0.00
         Current Month Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Distributable Amount                            243,114.89      3,197,731.55     243,114.89
(vi)(A)  Certificate Note Interest - Unadjusted                              37,777.16
         Certificate Note Interest Carryover Shortfall - Previous                 0.00
          Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                     0.00
         Interest on B Interest Carryover from Prior Months                       0.00
         Current Month Certificate Interest Shortfall                             0.00
         Adjusted Certificate Note Interest Distributable Amount             37,777.16      2,954,616.66      37,777.16
(vii)    Class A Principal Distributable Amount - Current Month           2,707,401.17
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00
         Current Month Class A Principal Shortfall                                0.00
         Withdrawal from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount to Class A-1               2,707,401.17      2,916,839.50   2,707,401.17        0.00
         Class A Principal Distribution Amount to Class A-2                       0.00        209,438.33           0.00        0.00
(viii)   Note Insurer Premium                                                21,324.66        209,438.33      21,324.66
         Note Insurer Premium Supplement                                          0.00        188,113.67           0.00
         Other Reimbursement Obligations to Note Insurer                          0.00        188,113.67           0.00
(ix)     Transition Expenses to successor Servicer                                0.00        188,113.67           0.00
(x)      Certificate Principal Distributable Amount - Current               148,758.31
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)            0.00              0.00           0.00
         Current Month Certificate Principal Shortfall                            0.00              0.00           0.00
         Adjusted Certificate Principal Distributable Amount                148,758.31        188,113.67     148,758.31
(xi)     Until the Target Payment Date, remaining amount to                  39,355.36         39,355.36      39,355.36
          Class A Noteholders
         Amount to Class A-1 Noteholders                                     39,355.36              0.00           0.00
         Amount to Class A-2 Noteholders                                          0.00              0.00           0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.           0.00      3,511,859.67  Total Disbursements
         Spread Accout Withdrawl to cover deficiencies                            0.00      3,511,994.40  Total Distribution Amt
                                                                                                          ======================
                                                                                                          (134.73)Shortage (Over)
                                                                                                          ======================

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                29,512,925.91
                   Class A-1 Principal Distributions                                                     2,707,401.17
          Class A-1 End of Period Principal Amount (prior to turbo)                                     26,805,524.74
                   Additional Principal Distribution                                                        39,355.36
          Class A-1 End of Period Principal Amount                                                      26,766,169.38

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               4,280,698.14
                   Certificate Principal Distributable Amount                                              148,758.31
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,131,939.83
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,131,939.83

Class A Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                       3,511,994.40
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  4.6(c)  (i) and (v)A             557,377.74
     (iii)Prior month(s) carryover  shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,954,616.66

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     2,954,616.66
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi)  and  (x)               37,777.16
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,916,839.50

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A  2,916,839.50
     (ii) Current  distribution  amounts payable pursuant to Section  4.6(c) (i) and (v)B  2,707,401.17
     (iii)Prior  month(s)  carryover shortfalls 0.00
          Withdrawal  from Spread Account to Cover Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          209,438.33

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      209,438.33
     (vi) Note Insurer Premium                                                                              21,324.66
     (v)  Note Insurer Premium Supplement                                                                        0.00
          Deficiency  Amount                                                                                     0.00
          Withdrawal  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                            NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                       188,113.67

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       188,113.67
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          148,758.31
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                            NO
          Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                   39,355.36
          Withdrawal from Spread Account to B Piece Cover  Shortfalls                                            0.00
          Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                 39,355.36

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                4,867,000.00
                                 Purchased receivables more than 30 days delinquent                         17,485.65
                                                                                               -----------------------
                                 Total                                                                   4,884,485.65

                          Aggregate Gross  Principal  Balance as of the close of
                                 business  on the last day of the
                                 Collection Period.                                                     93,499,002.36
                   Delinquency Ratio                                                                            5.22%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.22%
                          Delinquency Ratio for second preceding Determination Date                             5.46%
                          Delinquency Ratio for third preceding Determination Date                              4.52%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.07%         5.07%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   5,750,189.87
                                 Current Period Defaulted Receivables                                      645,223.67
                                                                                               -----------------------
                                 Total                                                                   6,395,413.54

                                 Cumulative Defaulted Receivables                                        6,395,413.54
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     6.04%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                         1,217,634.51

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (377,540.22)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    840,094.29
                                 Cumulative Previous Net Losses                                          3,308,033.71
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   4,148,128.00
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    3.92%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       46.54
          Weighted Average Annual Percentage Rate                                                              20.31%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   82,638,796.47
                          minus the Securities Balance                                                  77,205,707.81
                                                                                               -----------------------
                                                                                                         5,433,088.66
                          divided by the Aggregate Principal Balance                                            6.57%

          Floor OC Percent
                   Aggregate Principal Balance                                                          82,638,796.47
                   minus the Securities Balance                                                         77,205,707.81
                                                                                               -----------------------
                                                                                                         5,433,088.66
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                5.13%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      77,205,707.81
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                   0.00

                                                                                                                       2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11

                                                                                                                              0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.43%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.43%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.43%
                                 if an Insurance Agreement Event of Default, 30%                                             30.00%
                                                                                                               30.00%
                                 times the Aggregate Principal Balance                                  82,638,796.47
                                                                                               -----------------------
                                                                                                        24,791,638.94
                          Requisite Amount                                                              24,791,638.94

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                         N (a)

          Required Spread Account Amount                                                                24,791,638.94
          Beginning of Period Spread Account Balance                                                     2,192,516.69
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                22,599,122.25
          Earnings on Spread Account Balance                                                                13,840.31
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to Certificates' Shortfalls                                             0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  2,206,357.00


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.



                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                         9/15/98
Collection Period                                         8/98

     Under the Sale and Servicing  Agreement  dated as of December 1, 1997, (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,887,151.03

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $194,349.15

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,692,801.88

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $51.79

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.49

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $48.30

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $173,661.18

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $35,805.01

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $137,856.17

          (p)      Scheduled Payments due in such Collection Period                                     $2,456,786.92

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,440,046.91

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $81,532,329.27

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $73,672,378.74

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $69,737,626.79

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8553371

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $3,934,751.95

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0482600

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $152,641.16

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,076.62

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $2.74

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.07

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    5
                          Aggregate Purchase Amount                                                        $52,613.86

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $23,632,561.78
                          Spread Account Balance                                                        $2,325,561.36

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $16,944.21

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $22,724.47

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $732,911.78

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  228
                          Aggregate Gross Amount                                                        $2,879,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  168
                          Aggregate Gross Amount                                                        $2,245,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.88%

          (b)      Average Delinquency Ratio                                                                    5.56%

          (c)      Cumulative Default Ratio                                                                     4.21%

          (d)      Cumulative Net Loss Ratio                                                                    2.38%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No (a)

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,468,116.31
     Lock Box NSF Items:                                                                                   (52,638.45)
     Total Collection Proceeds:                                                                          3,415,477.86
     For Distribution Date:                                                                                   9/15/98
     For Determination Date:                                                                                   9/8/98
     For Collection Period:                                                                                      8/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   81,532,329.27
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         81,532,329.27
                                 Principal portion of payments collected (non-prepayments)                             1,129,844.54
                                 Prepayments in full allocable to principal                                              558,865.00
                          Collections allocable to principal                                             1,688,709.54
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      282,888.15
                          Purchase Amounts allocable to principal                                           52,613.86
                                                                                               -----------------------
                   Total Principal                                                                       2,024,211.55

                   Realized Losses                                                                         732,911.78
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      78,775,205.94


          Interest
                          Collections allocable to interest                                             $1,310,202.37
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         81,063.94
                                                                                               -----------------------
                   Total Interest                                                                       $1,391,266.31

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               37,255,428.67
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,072,608.12 76,503,036.79

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     2,308,617.15
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            16,753.94
          Scheduled Payments due in Collection Period                                                    2,456,786.92
          Scheduled Payments collected in Collection Period                                              2,440,046.91
          Aggregate Amount of Realized Losses for preceding Distribution Date                              732,911.78

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     151.73
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                  # of Receivables   of Receivables
          31 - 59 days delinquent                                                                             228      2,879,000.00
          60+ days delinquent                                                                                 168      2,245,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                5         52,613.86

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close  of business on the last day of the
                   related Collection Period.                                                           5,124,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                   52,613.86
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                  863,188.54

          Delinquency Ratio for second preceding Determination Date                                             5.78%
          Delinquency Ratio for third preceding Determination Date                                              5.02%

          Cumulative Defaults for preceding Determination Date                                           3,169,083.20

          Cumulative Net Losses for preceding Determination Date                                         1,625,886.46

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N (a)

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,998,911.91
                          Liquidation Proceeds                                                             282,888.15
                          Recoveries                                                                        81,063.94
                          Purchase Amounts                                                                  52,613.86
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       13,845.30
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,429,323.16

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,129,844.54
                          Prepayments in full allocable to principal                                       558,865.00
                          Principal Balance of Liquidated Receivables                                    1,015,799.93
                          Purchase Amounts allocable to principal                                           52,613.86
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,757,123.33

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     78,775,205.94
                                                                                               -----------------------
                                                                                                        70,897,685.35

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    46.0%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,757,123.33
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         2,508,982.23
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,508,982.23

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   37,255,428.67
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   194,349.15

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,757,123.33
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  137,856.17

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,072,608.12
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       35,805.01

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                Use          Source      act distributed    Source
                                                                               ----          ------      ---------------    ------

(i)      Standby Fee                                                            4,076.62    3,429,323.16        4,076.62
         Servicing Fee (2.0%)                                                 135,887.22    3,425,246.54      135,887.22       0.00
         Additional Servicing Fee Amounts                                      16,753.94    3,289,359.32       16,753.94       0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00    3,272,605.38            0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00    3,272,605.38            0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00    3,272,605.38            0.00
(iii)    Indenture Trustee Fee                                                    679.44    3,272,605.38          679.44
         Indenture Trustee's out-of-pocket expenses                               151.73    3,271,925.94          151.73
         Unpaid Indenture Trustee Fee from prior Collection Periods                 0.00    3,271,774.21            0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                            0.00    3,271,774.21            0.00
          prior Collection Periods
         Owner Trustee Fee                                                          0.00    3,271,774.21            0.00
         Owner Trustee's out-of-pocket expenses                                     0.00    3,271,774.21            0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                     0.00    3,271,774.21            0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                           0.00    3,271,774.21            0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                     637.53    3,271,774.21          637.53
         Collateral Agent Expenses                                                  0.00    3,271,136.68            0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00    3,271,136.68            0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00    3,271,136.68            0.00
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month            194,349.15
         Prior  Month(s)  Class  A-1  Interest   Carryover                          0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                        0.00
         Interest on Interest Carryover from Prior Months Current                   0.00
         Month Class A-1 Interest Carryover Shortfall                               0.00
         Class A-1 Interest Distributable Amount                              194,349.15    3,271,136.68      194,349.15
     (B) Class A-2 Interest Distributable Amount - Current Month              187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Carryover Shortfall                                     0.00
         Interest on Interest Carryover from Prior Months                           0.00
         Current Month Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Distributable Amount                              187,600.00    3,076,787.53      187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                                35,805.01
         Certificate Note Interest Carryover Shortfall - Previous                   0.00
          Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                       0.00
         Interest on B Interest Carryover from Prior Months                         0.00
         Current Month Certificate Interest Shortfall                               0.00
         Adjusted Certificate Note Interest Distributable Amount               35,805.01    2,889,187.53       35,805.01
(vii)    Class A Principal Distributable Amount - Current Month             2,508,982.23
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00
         Current Month Class A Principal Shortfall                                  0.00
         Withdrawal from Spread Account to Cover Shortfall                          0.00
         Class A Principal Distribution Amount to Class A-1                 2,508,982.23    2,853,382.52    2,508,982.23       0.00
         Class A Principal Distribution Amount to Class A-2                         0.00      344,400.29            0.00       0.00
(viii)   Note Insurer Premium                                                  22,724.47      344,400.29       22,724.47
         Note Insurer Premium Supplement                                            0.00      321,675.82            0.00
         Other Reimbursement Obligations to Note Insurer                            0.00      321,675.82            0.00
(ix)     Transition Expenses to successor Servicer                                  0.00      321,675.82            0.00
(x)      Certificate Principal Distributable Amount - Current                 137,856.17
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)              0.00            0.00            0.00
         Current Month Certificate Principal Shortfall                              0.00            0.00            0.00
         Adjusted Certificate Principal Distributable Amount                  137,856.17      321,675.82      137,856.17
(xi)     Until the Target Payment Date, remaining amount to                   183,819.65      183,819.65      183,819.65
          Class A Noteholders
         Amount to Class A-1 Noteholders                                      183,819.65            0.00            0.00
         Amount to Class A-2 Noteholders                                            0.00            0.00            0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.             0.00    3,429,171.43   Total Disbursements
         Spread Accoujnt Withdrawl to cover deficiencies                            0.00    3,429,323.16   Total Distribution Amt
                                                                                                           ======================
                                                                                                           (151.73)Shortage (Over)
                                                                                                           ======================

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                37,255,428.67
                   Class A-1 Principal Distributions                                                     2,508,982.23
          Class A-1 End of Period Principal Amount (prior to turbo)                                     34,746,446.44
                   Additional Principal Distribution                                                       183,819.65
          Class A-1 End of Period Principal Amount                                                      34,562,626.79

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,072,608.12
                   Certificate Principal Distributable Amount                                              137,856.17
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,934,751.95
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,934,751.95

Class A Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                       3,429,323.16
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  4.6(c)  (i) and (v)A             540,135.63
     (iii)Prior month(s) carryover  shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,889,187.53

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     2,889,187.53
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi)  and  (x)               35,805.01
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,853,382.52

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    2,853,382.52
     (ii) Current  distribution  amounts payable pursuant to Section  4.6(c) (i) and (v)B                2,508,982.23
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
          Withdrawal  from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                              NO
          Amount Remaining for Further Distribution/(Deficiency)                                           344,400.29

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      344,400.29
     (vi) Note Insurer Premium                                                                              22,724.47
     (v)  Note Insurer Premium Supplement                                                                        0.00
          Deficiency  Amount                                                                                     0.00
          Withdrawal  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                            NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                       321,675.82

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       321,675.82
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          137,856.17
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                            NO
          Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                  183,819.65
          Withdrawal from Spread Account to B Piece Cover  Shortfalls                                            0.00
          Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                183,819.65
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                5,124,000.00
                                 Purchased receivables more than 30 days delinquent                         52,613.86
                                                                                               -----------------------
                                 Total                                                                   5,176,613.86

                          Aggregate Gross  Principal  Balance as of the close of
                                 business  on the last day of the
                                 Collection Period.                                                     87,968,308.49
                   Delinquency Ratio                                                                            5.88%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.88%
                          Delinquency Ratio for second preceding Determination Date                             5.78%
                          Delinquency Ratio for third preceding Determination Date                              5.02%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.56%         5.56%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   3,169,083.20
                                 Current Period Defaulted Receivables                                      863,188.54
                                                                                               -----------------------
                                 Total                                                                   4,032,271.74

                                 Cumulative Defaulted Receivables                                        4,032,271.74
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     4.21%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                         1,015,799.93

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (363,952.09)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    651,847.84
                                 Cumulative Previous Net Losses                                          1,625,886.46
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   2,277,734.30
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    2.38%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       47.82
          Weighted Average Annual Percentage Rate                                                              20.22%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   78,775,205.94
                          minus the Securities Balance                                                  73,672,378.74
                                                                                               -----------------------
                                                                                                         5,102,827.20
                          divided by the Aggregate Principal Balance                                            6.48%

          Floor OC Percent
                   Aggregate Principal Balance                                                          78,775,205.94
                   minus the Securities Balance                                                         73,672,378.74
                                                                                               -----------------------
                                                                                                         5,102,827.20
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                5.33%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      73,672,378.74
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                            95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                   0.00

                                                                                                                       1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00

                                                                                                                              0.00
                   Floor Amount                                                                          1,914,126.14

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,914,126.14
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  2.5%
                                 if a Trigger Event, 15% minus the OC Percent                                                  8.5%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        23.5%
                                 if an Insurance Agreement Event of Default, 30%                                                30%
                                                                                                                  30%
                                 times the Aggregate Principal Balance                                  78,775,205.94
                                                                                               -----------------------
                                                                                                        23,632,561.78
                          Requisite Amount                                                              23,632,561.78

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                         N (a)

          Required Spread Account Amount                                                                23,632,561.78
          Beginning of Period Spread Account Balance                                                     2,308,617.15
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                21,323,944.63
          Earnings on Spread Account Balance                                                                16,944.21
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  2,325,561.36


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.


                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-1
                    6.00% Asset-Backed Certificates, Class A
                    10.25% Asset-Backed Certificates, Class B
                                   Revision #1

Distribution Date                                                  9/15/98
Collection Period                                                  8/98

     Under the Pooling and Servicing  Agreement  dated as of March 16, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $4,574,350.55

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                        $823,493.35

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $3,750,857.20

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                              $25.76

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                $4.64

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                               $21.12

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                            $271,455.70

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                         $74,042.16

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                    $197,413.54

           (j)      Scheduled Payments due in such Collection Period                                     $5,103,189.63

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $5,407,637.39

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                                $173,367,020.40

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above               $169,418,749.66

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                          0.9772259

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                       $322,778.28

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                       $3,611.81

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                 $1.82

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                 $0.02

           (e)      The amount of any unpaid Servicing Fee                                                       $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                               $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                    4
                           Aggregate Purchase Amount                                                        $56,699.27

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                     $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                     $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                 $51,067.88

           (b)      Distributions (to) from Collection Account                                              ($7,983.09)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                       $494.61

           (d)      Ending Payahead Account Balance                                                         $43,579.40

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                             $50,825,624.90
                           Spread Account Balance                                                       $20,710,170.64

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $1,459,660.19

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                  $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                       $54,990.50

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                      $571,069.03

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                             $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                  400
                           Aggregate Gross Amount                                                        $5,179,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  377
                           Aggregate Gross Amount                                                        $4,911,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                            5.35%

           (b)      Average Delinquency Ratio                                                                    4.88%

           (c)      Cumulative Default Ratio                                                                     1.81%

           (d)      Cumulative Net Loss Ratio                                                                    0.39%

           (e)      Is a Portfolio Performance Test violation continuing?                                           No

           (f)      Has an Insurance Agreement Event of Default occurred?                                          Yes
CPS Auto Grantor Trust 1998-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                 NO
     Deficiency Claim Amount                                                                                      0.00

Inputs
     Gross Collection Proceeds:                                                                           6,650,792.19
     Lock Box NSF Items:                                                                                    (80,637.32)
     Transfers from (to) Payahead Account:                                                                    7,983.09
     Collection Account Interest                                                                             26,090.08
     Payahead Account Interest                                                                                  494.61
     Total Collection Proceeds:                                                                           6,604,722.65
     For Distribution Date:                                                                                    9/15/98
     For Determination Date:                                                                                    9/8/98
     For Collection Period:                                                                                       8/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                  173,367,020.40
                                  Principal portion of payments collected (non-prepayments)                            2,193,426.36
                                  Prepayments in full allocable to principal                                             834,641.00
                           Collections allocable to principal                                             3,028,067.36
                           Partial prepayments relating to various contracts or policies                          0.00
                           Liquidation Proceeds allocable to principal                                      292,435.08
                           Purchase Amounts allocable to principal                                           56,699.27
                                                                                                  ---------------------
                    Total Principal                                                                       3,377,201.71

                    Realized Losses                                                                         571,069.03
                    Cram Down Losses                                                                              0.00

           Ending Principal Balance                                                                     169,418,749.66

           Interest
                           Collections allocable to interest                                              3,214,211.03
                           Liquidation Proceeds allocable to interest                                             0.00
                           Purchase Amounts allocable to interest                                                 0.00
                           Recoveries from Liquidated Receivables from prior periods                         13,309.91
                                                                                                  ---------------------
                    Total Interest                                                                        3,227,520.94

     Certificate Information
           Beginning of Period Class A Principal Balance                                                164,698,669.70
           Beginning of Period Class B Principal Balance                                                  8,668,350.70

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                    19,250,510.45
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             33,833.25
           Aggregate Payahead Balance                                                                        43,084.79
           Aggregate Payahead Balance for preceding Distribution Date                                        51,067.88
           Interest Earned on Payahead Balances                                                                 494.61
           Scheduled Payments due in Collection Period                                                    5,103,189.63
           Scheduled Payments collected in Collection Period                                              5,407,637.39
           Aggregate Amount of Realized Losses for preceding Distribution Date                              571,069.03

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   1,178.54
           Collateral Agent's expenses                                                                            0.00
           Transition Expenses to Standby Servicer                                                                0.00
           Transition Expenses to successor Servicer                                                              0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                       0.00
           Unpaid Servicing Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee Fee from prior Collection Periods                                                       0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                    # of Receivables of Receivables
           31 - 59 days delinquent                                                                              400    5,179,000.00
           60+ days delinquent                                                                                  377    4,911,000.00

     Purchased Receivables                                                                                                Aggregate
                                                                                                                       Purchase Amt
                                                                                                    # of Receivables  of Receivables
                                                                                                                  4        56,699.27

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close  of  business on the last day of
                    the related Collection Period.                                                       10,090,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                              56,699.27
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables   during  the  related  Collection
                    Period.                                                                               1,502,923.53

           Delinquency Ratio for second preceding Determination Date                                             4.92%
           Delinquency Ratio for third preceding Determination Date                                              4.38%

           Cumulative Defaults for preceding Determination Date                                           1,877,855.03

           Cumulative Net Losses for preceding Determination Date                                           179,946.10

           Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N (a)

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               6,242,278.39
                           Liquidation Proceeds                                                             292,435.08
                           Recoveries                                                                        13,309.91
                           Purchase Amounts                                                                  56,699.27
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                     0.00
                           Investment earnings from Collection Account                                            0.00
                           Investment earnings from Payahead Account                                              0.00
                                                                                                  ---------------------
           Total Distribution Amount                                                                      6,604,722.65

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      2,193,426.36
                           Prepayments in full allocable to principal                                       834,641.00
                           Principal Balance of Liquidated Receivables                                      863,504.11
                           Purchase Amounts allocable to principal                                           56,699.27
                           Cram Down Losses                                                                       0.00
                                                                                                  ---------------------
                    Principal Distributable Amount                                                        3,948,270.74

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        3,948,270.74
                    Times Class A Percentage (95%)                                                                 95%
                                                                                                  ---------------------
                                                                                                          3,750,857.20
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                         0.00
                                                                                                  ---------------------
                    Class A Principal Distributable Amount                                                3,750,857.20

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           164,698,669.70
                    Multiplied by Certificate Pass-Through Rate                                                  6.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class A Interest Distributable Amount                                                   823,493.35

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        3,948,270.74
                    Times Class B Percentage (5%)                                                                   5%
                                                                                                  ---------------------
                    Class B Principal Distributable Amount                                                  197,413.54

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                             8,668,350.70
                    Multiplied by Certificate Pass-Through Rate                                                 10.25%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class B Coupon Interest Amount                                                           74,042.16

           Class B Excess Interest Amount
                    Total Distribution Amount                                                             6,604,722.65
                    minus
                    Class A Principal and Interest Distributable Amount                                   4,574,350.55
                    Class A Interest Carrover Shortfall                                                           0.00
                    Class A Principal Carryover Shortfall                                                         0.00
                    Class B Coupon Interest                                                                  74,042.16
                    Class B Interest Carryover Shortfall                                                          0.00
                    Class B Principal Distributable Amount                                                  197,413.54
                    Class B Principal Carryover Shortfall                                                         0.00
                    Trustee distributions                                                                     2,623.27
                    Standby Servicer distributions                                                            3,611.81
                    Servicer distributions                                                                  322,778.28
                    Collateral Agent distributions                                                            1,444.73
                    Reimbursement Obligations                                                                54,990.50
                                                                                                  ---------------------
                                                                                                          1,373,467.81

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class B Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class B Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class B Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class A Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class A Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use            Source      act distributed    Source
                                                                              ---            ------      ---------------    ------

(i)      Standby Fee                                                          3,611.81   6,604,722.65       3,611.81   6,604,722.65
         Servicing Fee (2.0%)                                               288,945.03   6,601,110.84     288,945.03           0.00
         Additional Servicing Fee Amounts                                    33,833.25   6,312,165.81      33,833.25           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00   6,278,332.56           0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00   6,278,332.56           0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00   6,278,332.56           0.00
(iii)    Trustee Fee                                                          1,444.73   6,278,332.56       1,444.73
         Trustee's out-of-pocket expenses                                     1,178.54   6,276,887.83       1,178.54
         Unpaid Trustee Fee from prior Collection Periods                         0.00   6,275,709.29           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                       0.00   6,275,709.29           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                 1,444.73   6,275,709.29       1,444.73
         Collateral Agent Expenses                                                0.00   6,274,264.56           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods               0.00   6,274,264.56           0.00
         Unpaid Collateral Agent Expenses from prior                              0.00   6,274,264.56           0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month              823,493.35   6,274,264.56     823,493.35
         Prior Month(s) Class A Carryover Shortfall                               0.00   5,450,771.21           0.00
         Class A Interest Carryover Shortfall                                     0.00   5,450,771.21           0.00
         Interest on Interest Carryover from Prior Months                         0.00   5,450,771.21           0.00
         Current Month Class A Interest Carryover Shortfall                       0.00   5,450,771.21           0.00
         Class A Interest Distributable Amount                              823,493.35   5,450,771.21     823,493.35
(viii)(A)Class B Coupon Interest - Unadjusted                                74,042.16   4,627,277.86      74,042.16
         Class B Interest Carryover Shortfall - Previous Month(s)                 0.00   4,553,235.70           0.00
         Interest on B Interest Shortfall - Previous Month(s)                     0.00   4,553,235.70           0.00
         Interest on Interest Carryover from Prior Months                         0.00   4,553,235.70           0.00
         Current Month Class B Interest Shortfall                                 0.00   4,553,235.70           0.00
         Adjusted Class B Interest Distributable Amount                      74,042.16   4,553,235.70      74,042.16
(v) (B)  Class A Principal Distributable Amount - Current Month           3,750,857.20   4,479,193.54   3,750,857.20   2,853,865.45
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00     728,336.34           0.00
         Current Month Class A Principal Shortfall                                0.00     728,336.34           0.00
         Withdrawl from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount                            3,750,857.20     728,336.34     728,336.34           0.00
(vi)     Certificate Insurer Premium                                         54,990.50           0.00           0.00
         Certificate Insurer Premium Supplement                                   0.00           0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                   0.00           0.00           0.00
(vii)    Transition Expenses to successor Servicer                                0.00           0.00           0.00
     (B) Class B Principal Distributable Amount - Current                   197,413.54           0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                0.00           0.00           0.00
         Current Month Class B Principal Shortfall                                0.00           0.00           0.00
         Adjusted Class B Principal Distributable Amount                    197,413.54           0.00           0.00
     (C) Excess Interest (Shortage) Amount for Deposit to                 1,373,467.81           0.00           0.00
           (withdrawl from) Spread Account                                                       0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                                164,698,669.70
                    Class A Principal Distributions                                                       3,750,857.20
           Class A End of Period Principal Balance                                                      160,947,812.50

           Class B Beginning of Period Principal Balance                                                  8,668,350.70
                    Class B Principal Distributable Amount                                                  197,413.54
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                    8,470,937.16
                    Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                     8,470,937.16

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            6,604,722.65
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   1,153,951.44
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
           Amount Remaining for Further Distribution/(Deficiency)                                         5,450,771.21

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      5,450,771.21
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                  74,042.16
     (iii)  Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                              0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
           Amount Remaining for Further Distribution/(Deficiency)                                         5,376,729.05

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     5,376,729.05
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                  3,750,857.20
     (iii) Prior  month(s)  carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                      0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                         NO
           Amount Remaining for Further Distribution/(Deficiency                                        ) 1,625,871.85

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    1,625,871.85
     (vi)  Certificate Insurer Premium                                                                       54,990.50
     (v)   Certificate Insurer Premium Supplement                                                                 0.00
           Deficiency  Amount                                                                                     0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                                 0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                             NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     1,570,881.34

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      1,570,881.34
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                           197,413.54
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                             NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                1,373,467.81
           Withdrawl from Spread Account to B PieceCover Shortfalls                                               0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,373,467.81
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                               10,090,000.00
                                  Purchased receivables more than 30 days delinquent                         56,699.27
                                                                                                  ---------------------
                                  Total                                                                  10,146,699.27

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   189,743,202.85
                    Delinquency Ratio                                                                            5.35%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                  5.35%
                           Delinquency Ratio for second preceding Determination Date                             4.92%
                           Delinquency Ratio for third preceding Determination Date                              4.38%
                                                                                                  ---------------------
                    Average Delinquency Ratio                                                                    4.88%        4.88%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   1,877,855.03
                                  Current Period Defaulted Receivables                                    1,502,923.53
                                                                                                  ---------------------
                                  Total                                                                   3,380,778.56

                                  Cumulative Defaulted Receivables                                        3,380,778.56
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Default Ratio                                                                     1.81%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                           863,504.11

                                  Cram Down Losses                                                                0.00
                                  Net Liquidation Proceeds                                                 (305,744.99)
                                                                                                  ---------------------
                                  Net Liquidation Losses                                                    557,759.12
                                  Cumulative Previous Net Losses                                            179,946.10
                                                                                                  ---------------------
                                  Cumulative Net Losses                                                     737,705.22
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Net Loss Ratio                                                                    0.39%

Additional Pool Information:
           Weighted Average Original Term                                                                        57.10
           Weighted Average Remaining Term                                                                       50.53
           Weighted Average Annual Percentage Rate                                                              20.34%
     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                   22,871,531.20
                           18.5% of Outstanding Certificate Balance                                                   31,342,468.69
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                        N (a)

                    Cap Amount                                                                           50,825,624.90

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       5,608,644.56
                           Outstanding Certificate Balance                                                           169,418,749.66
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                          5,608,644.56

           Required Spread Account Amount                                                                50,825,624.90
           Beginning of Period Spread Account Balance                                                    19,250,510.45
           Spread Account Deposit (Withdrawal) from Current Distributions                                 1,373,467.81
           Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
           Allocations of cash releases from previous pools                                                       0.00
           Required addition to/(eligible withdrawal from) Spread Account                                30,201,646.64
           Earnings on Spread Account Balance                                                                86,192.38
           Amount of Spread Account deposit (withdrawal)                                                          0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
           Net Spread Account Withdrawl to Seller                                                                 0.00
           Ending Spread Account Balance                                                                 20,710,170.64


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-2
                     6.09% Class A Asset-Backed Certificates
                    10.34% Class B Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                  9/15/98
Collection Period                                                  8/98

     Under the Pooling and  Servicing  Agreement  dated as of April 8, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)    The aggregate amount of the distribution
                  to Class A Certificateholders on the Distribution
                  Date set forth above                                                                  $3,979,870.17

           (b)    The amount of the distribution set forth in
                  paragraph A.1. (a) above in respect of interest                                         $979,196.84

           (c)    The amount of the distribution set forth in
                  in paragraph A.1. (a) above in respect of principal                                   $3,000,673.33

           (d)    The amount of the distribution set forth in
                  paragraph A.1. (a) above, per  $1,000 interest                                               $19.85

           (e)    The amount of the distribution set forth in
                  paragraph A.1. (b) above, per $1,000 interest                                                 $4.88

           (f)    The amount of the distribution set forth in
                  paragraph A.1. (c) above, per $1,000 interest                                                $14.97

           (g)    The  aggregate   amount  of  the   distribution   to  Class  B
                  Certificateholders on the Distribution Date set forth above
                  (given to the Collateral Agent for deposit into the Spread Account)                     $245,432.51

           (h)    The amount of the distribution set forth in
                  paragraph A.1. (g) above in respect of interest                                          $87,502.33

           (i)    The amount of the distribution set forth in
                  in paragraph A.1. (g) above in respect of principal                                     $157,930.18

           (j)    Scheduled Payments due in such Collection Period                                      $5,824,243.91

           (k)    Scheduled Payments collected in such
                  Collection Period                                                                     $5,829,556.28

B.   Information Regarding the Performance of the Trust.
     1     Certificate Balances
           (a)    The original aggregate Principal Balance of the
                  Certificates as of the closing date                                                 $211,042,290.00

           (b)    The aggregate  principal balance of the Certificates as of the close  of  business  on the last day set  forth  above,  after
                  giving effect to payments allocated to principal in paragraph A 1 (c) above         $199,941,596.11

           (c) The Aggregate Pool factor as of the close of busines
                  on the last day set forth above                                                           0.9474006

     2     Servicing Fee and Purchased Receivables.
           (a)    The aggregate amount of the Servicing Fee
                  (exclusive of the Standby Fee paid to the
                  Standby Servicer) paid to the Servicer with
                  respect to the Collection Period set forth above                                        $368,363.58

           (b)    The  aggregate  amount of the  Standby Fee paid to the Standby
                  Servicer with respect to the
                  Collection Period set forth above.                                                        $4,231.25

           (c)    The amount of the payment set forth in
                  paragraph B.2. (a) above per $1,000 interest                                                  $1.84

           (d)    The amount of the payment set forth in
                  paragraph B.2. (b) above per $1,000 interest                                                  $0.02

           (e)    The amount of any unpaid Servicing Fee                                                        $0.00

           (f)    The change in the amount of any unpaid
                  Servicing Fee from the prior Distribution Date                                                $0.00

                  The number and aggregate  Purchase Amount of Receivables  that became  Purchased  Receivables  during the related  Collection
                  Period
                         Number                                                                                     9
                         Aggregate Purchase Amount                                                        $103,548.37

     3     Payment Shortfalls.
           (a)    The amount of the Class A Interest  Carryover  shortfall after giving effect to the payments set forth in
                  paragraph A.1. (b) above                                                                      $0.00

           (b)    The amount of the Class A Principal  Carryover Shortfall after giving effect to the payment set forth in
                  paragraph A.1. (c) above                                                                      $0.00

           (c)    The amount of the Class B Interest  Carryover  shortfall after giving effect to the payments set forth in
                  paragraph A.1. (h) above                                                                      $0.00

           (d)    The amount of the Class B Principal  Carryover Shortfall after giving effect to the payment set forth in
                  paragraph A.1. (i) above                                                                      $0.00


     4     Payahead Account.
           (a)    The aggregate Payahead Balance on the
                  prior Distribution Date                                                                  $36,836.84

           (b)    Distributions (to) from Collection Account                                                $5,119.80
                  for Payaheads
           (c)    Interest earned on Payahead Balances                                                        $368.97

           (d)    Ending Payahead Account Balance                                                          $42,325.61

     5     Spread Account.
           (a)    The  Specified  Spread  Account  Balance  with respect to such
                  Distribution  Date  and  the  Spread  Account  Balance  on the
                  Distribution  Date set forth  above,  after  giving  effect to distributions made on such Distribution Date
                         Specified Spread Account Balance                                              $59,982,478.83
                         Spread Account Balance                                                        $17,180,800.90

           (b)    The change in the spread account on the Distribution
                   Date set forth above                                                                 $2,073,074.31

     6     Policy
           (a)    The amount paid to the Certificateholders
                  under the Policy for such Distribution Date                                                   $0.00

           (b)    The amount distributable to the Certificate
                  Insurer on such Distribution Date                                                        $64,897.71

     7     Losses and Delinquencies.
           (a)    The aggregate amount of Realized Losses on the
                  Distribution Date set forth above                                                        $37,520.01

           (b)    The change in the aggregate amount of
                  Realized Losses from the prior Distribution Date                                              $0.00

           (c)    The  number of  Receivables  and the  aggregate  gross  amount scheduled  to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent  between 31 and 59 days
                         Number                                                                                   425
                         Aggregate Gross Amount                                                         $5,691,000.00

           (d)    The  number of  Receivables  and the  aggregate  gross  amount scheduled  to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                         Number                                                                                   327
                         Aggregate Gross Amount                                                         $4,331,000.00

     8     Performance Triggers
           (a)    Delinquency Ratio                                                                             4.57%

           (b)    Average Delinquency Ratio                                                                     3.43%

           (c)    Cumulative Default Ratio                                                                      0.33%

           (d)    Cumulative Net Loss Ratio                                                                     0.02%

           (e)    Is a Portfolio Performance Test violation continuing?                                            No

           (f)    Has an Insurance Agreement Event of Default occurred?                                         No (a)
CPS Auto Grantor Trust 1998-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00


Inputs
     Gross Collection Proceeds:                                                                          6,777,533.28
     Lock Box NSF Items:                                                                                  (123,865.11)
     Transfers from (to) Payahead Account:                                                                  (5,119.80)
     Collection Account Interest                                                                            26,967.48
     Payahead Account Interest                                                                                 368.97
     Total Collection Proceeds:                                                                          6,675,884.82
     For Distribution Date:                                                                                   9/15/98
     For Determination Date:                                                                                   9/8/98
     For Collection Period:                                                                                      8/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 203,100,200.18
                                 Principal portion of payments collected (non-prepayments)                             2,277,901.00
                                 Prepayments in full allocable to principal                                              659,894.00
                         Collections allocable to principal                                              2,937,795.00
                         Partial prepayments relating to various contracts or policies                           0.00
                         Liquidation Proceeds allocable to principal                                        79,740.13
                         Purchase Amounts allocable to principal                                           103,548.37
                                                                                              ------------------------
                  Total Principal                                                                        3,121,083.50

                  Realized Losses                                                                           37,520.01
                  Cram Down Losses                                                                               0.00

           Ending Principal Balance                                                                    199,941,596.67

           Interest
                         Collections allocable to interest                                               3,551,655.28
                         Liquidation Proceeds allocable to interest                                              0.00
                         Purchase Amounts allocable to interest                                                  0.00
                         Recoveries from Liquidated Receivables from prior periods                           3,146.04
                                                                                              ------------------------
                  Total Interest                                                                         3,554,801.32


     Certificate Information
           Beginning of Period Class A Principal Balance                                               192,945,190.14
           Beginning of Period Class B Principal Balance                                                10,155,009.48

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   15,107,726.59
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            29,863.25
           Aggregate Payahead Balance                                                                       41,956.64
           Aggregate Payahead Balance for preceding Distribution Date                                       36,836.84
           Interest Earned on Payahead Balances                                                                368.97
           Scheduled Payments due in Collection Period                                                   5,824,243.91
           Scheduled Payments collected in Collection Period                                             5,829,556.28
           Aggregate Amount of Realized Losses for preceding Distribution Date                              37,520.01

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                    924.69
           Collateral Agent's expenses                                                                           0.00
           Transition Expenses to Standby Servicer                                                               0.00
           Transition Expenses to successor Servicer                                                             0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                      0.00
           Unpaid Servicing Fee from prior Collection Periods                                                    0.00
           Unpaid Trustee Fee from prior Collection Periods                                                      0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                           425      5,691,000.00
           60+ days delinquent                                                                               327      4,331,000.00


     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                               9        103,548.37

     Information for Portfolio Performance Tests
           Principal Balance of all Receivables  delinquent more than 30 days as of the close  of business on the last day of the
                  related Collection Period.                                                            10,022,000.00
           Principal  Balance  of  all   Receivables   that   became   Purchased
                  Receivables as of the close of business on the last
                  day of the related  Collection Period and that were delinquent
                  30 days or more.                                                                         103,548.37
           Principal  Balance  of  all   Receivables   that   became   Defaulted
                  Receivables during the related Collection Period.                                        578,216.61

           Delinquency Ratio for second preceding Determination Date                                            3.55%
           Delinquency Ratio for third preceding Determination Date                                             2.16%

           Cumulative Defaults for preceding Determination Date                                            126,202.62

           Cumulative Net Losses for preceding Determination Date                                           10,345.34


           Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N (a)

Calculations

     Total Distribution Amount
                         All collections on receivables (incl. amts from payahead, excl.
                         amounts deposited into payahead)                                                6,489,450.28
                         Liquidation Proceeds                                                               79,740.13
                         Recoveries                                                                          3,146.04
                         Purchase Amounts                                                                  103,548.37
                         Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                      0.00
                         Investment earnings from Collection Account                                             0.00
                         Investment earnings from Payahead Account                                               0.00
                                                                                              ------------------------
           Total Distribution Amount                                                                     6,675,884.82


     Distributable Amount
           Principal Distributable Amount
                         Principal portion of payments collected (non-prepayments)                       2,277,901.00
                         Prepayments in full allocable to principal                                        659,894.00
                         Principal Balance of Liquidated Receivables                                       117,260.14
                         Purchase Amounts allocable to principal                                           103,548.37
                         Cram Down Losses                                                                        0.00
                                                                                              ------------------------
                  Principal Distributable Amount                                                         3,158,603.51

           Class A Principal Distributable Amount
                  Principal Distributable Amount                                                         3,158,603.51
                  Times Class A Percentage (95%)                                                                  95%
                                                                                              ------------------------
                                                                                                         3,000,673.33
                  Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                          0.00
                                                                                              ------------------------
                  Class A Principal Distributable Amount                                                 3,000,673.33

           Class A Interest Distributable Amount
                  Beginning of Period Principal Balance of the Certificates                            192,945,190.14
                  Multiplied by Certificate Pass-Through Rate                                                   6.09%
                  Multiplied by 30/360                                                                      0.0833333
                                                                                              ------------------------
                  Class A Interest Distributable Amount                                                    979,196.84


           Class B Principal Distributable Amount
                  Principal Distributable Amount                                                         3,158,603.51
                  Times Class B Percentage (5%)                                                                    5%
                                                                                              ------------------------
                  Class B Principal Distributable Amount                                                   157,930.18

           Class B Interest Distributable Amount
                  Beginning of Period Principal Balance of the Certificates                             10,155,009.48
                  Multiplied by Certificate Pass-Through Rate                                                  10.34%
                  Multiplied by 30/360                                                                      0.0833333
                                                                                              ------------------------
                  Class B Coupon Interest Amount                                                            87,502.33


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                              ------------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                              ------------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                              ------------------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                              ------------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                            Use            Source      act distributed    Source
                                                                            ---            ------      ---------------    ------

(i)    Standby Fee                                                       4,231.25     6,675,884.82         4,231.25    6,675,884.82
       Servicing Fee (2.0%)                                            338,500.33     6,671,653.57       338,500.33            0.00
       Additional Servicing Fee Amounts                                 29,863.25     6,333,153.24        29,863.25            0.00
          (late fees,prepayment charges, etc.)
       Unpaid Standby Fee from prior Collection Periods                      0.00     6,303,289.99             0.00
       Unpaid Servicing Fee from prior Collection Periods                    0.00     6,303,289.99             0.00
(ii)   Transition Expenses to Standby Servicer                               0.00     6,303,289.99             0.00
(iii)  Trustee Fee                                                       1,269.38     6,303,289.99         1,269.38
       Trustee's out-of-pocket expenses                                    924.69     6,302,020.61           924.69
       Unpaid Trustee Fee from prior Collection Periods                      0.00     6,301,095.92             0.00
       Unpaid Trustee's out-of-pocket expenses from                          0.00     6,301,095.92             0.00
          prior Collection Periods
(iv)   Collateral Agent Fee                                              1,269.38     6,301,095.92         1,269.38
       Collateral Agent Expenses                                             0.00     6,299,826.54             0.00
       Unpaid Collateral Agent  Fee from prior                               0.00     6,299,826.54             0.00
          Collection Periods
       Unpaid Collateral Agent Expenses from                                 0.00     6,299,826.54             0.00
          prior Collection Periods
(v)    Class A Interest Distributable Amount - Unadjusted              979,196.84     6,299,826.54       979,196.84
       Prior Month(s) Class A Carryover Shortfall                            0.00     5,320,629.70             0.00
       Class A Interest Carryover Shortfall                                  0.00     5,320,629.70             0.00
       Interest on Interest Carryover from Prior Months                      0.00     5,320,629.70             0.00
       Current Month Class A Interest Carryover Shortfall                    0.00     5,320,629.70             0.00
       Class A Interest Distributable Amount                           979,196.84     5,320,629.70       979,196.84
(vi)   Class B Coupon Interest - Unadjusted                             87,502.33     4,341,432.86        87,502.33
       Class B Interest Carryover Shortfall - Previous Month(s)              0.00     4,253,930.53             0.00
       Interest on B Interest Shortfall - Previous Month(s)                  0.00     4,253,930.53             0.00
       Interest on Interest Carryover from Prior Months                      0.00     4,253,930.53             0.00
       Current Month Class B Interest Shortfall                              0.00     4,253,930.53             0.00
       Adjusted Class B Interest Distributable Amount                   87,502.33     4,253,930.53        87,502.33
(vii)  Class A Principal Distributable Amount - Current Month        3,000,673.33     4,166,428.20     3,000,673.33    3,675,211.49
       Class A Principal Carryover Shortfall - Previous Month(s)             0.00     1,165,754.87             0.00
       Current Month Class A Principal Shortfall                             0.00     1,165,754.87             0.00
       Withdrawl from Spread Account to Cover Shortfall                      0.00     1,165,754.87             0.00
       Class A Principal Distribution Amount                         3,000,673.33     1,165,754.87     1,165,754.87      674,538.15
(viii) Certificate Insurer Premium                                      64,897.71             0.00             0.00
       Certificate Insurer Premium Supplement                                0.00             0.00             0.00
       Other Reimbursement Obligations to Certificate Insurer                0.00             0.00             0.00
(ix)   Transition Expenses to successor Servicer                             0.00             0.00             0.00
(x)    Class B Principal Distributable Amount - Unadjusted             157,930.18             0.00             0.00
       Class B Principal Carryover Shortfall - Previous Month(s)             0.00             0.00             0.00
       Current Month Class B Principal Carryover Shortfall                   0.00             0.00             0.00
       Adjusted Class B Principal Distributable Amount                 157,930.18             0.00             0.00
(xi)   Remaining amounts to Collateral Agent for deposit in          2,009,626.15             0.00             0.00
        Spread Account
                                                                                                                               0.00
     Certificate Balance
           Class A Beginning of Period Principal Balance                                               192,945,190.14
                  Class A Principal Distributions                                                        3,000,673.33
           Class A End of Period Principal Balance                                                     189,944,516.81

           Class B Beginning of Period Principal Balance                                                10,155,009.48
                  Class B Principal Distributable Amount                                                   157,930.18
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                   9,997,079.30
                  Withdrawl from Spread Account to Cover B Shortfalls                                            0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                    9,997,079.30

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                           6,675,884.82
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                  1,355,255.12
     (iii) Prior month(s) carryover shortfalls                                                                   0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                       0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
           Amount Remaining for Further Distribution/(Deficiency)                                        5,320,629.70

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     5,320,629.70
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                 87,502.33
     (iii)  Prior  month(s)  carryover shortfalls                                                                0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                        0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                        5,233,127.37

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    5,233,127.37
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                 3,000,673.33
     (iii) Prior  month(s)  carryover shortfalls                                                                 0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                     0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                        NO
           Amount Remaining for Further Distribution/(Deficiency)                                        2,232,454.04

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                              2,232,454.04
           Certificate Insurer Premium                                                                      64,897.71
           Certificate Insurer Premium Supplement                                                                0.00
           Deficiency Amount                                                                                     0.00
           Withdrawl from Spread Account to Cover Deficiency                                                     0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                        2,167,556.33

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,167,556.33
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         157,930.18
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)              2,009,626.15
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                              2,009,626.15

Calculations
           Performance Measures
                  Calculation of Delinquency Ratio (Current Period)
                         Delinquency Amount
                                 Receivables more than 30 days delinquent                               10,022,000.00
                                 Purchased receivables more than 30 days delinquent                        103,548.37
                                                                                              ------------------------
                                 Total                                                                  10,125,548.37

                         Aggregate Gross  Principal  Balance  as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    221,423,739.60
                  Delinquency Ratio                                                                             4.57%

                  Calculation of Average Delinquency Ratio
                         Delinquency Ratio for most recent Determination Date                                   4.57%
                         Delinquency Ratio for second preceding Determination Date                              3.55%
                         Delinquency Ratio for third preceding Determination Date                               2.16%

                  Average Delinquency Ratio                                                                     3.43%         3.43%

                  Calculation of Cumulative Default Ratio
                         Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     126,202.62
                                 Current Period Defaulted Receivables                                      578,216.61
                                                                                              ------------------------
                                 Total                                                                     704,419.23

                                 Cumulative Defaulted Receivables                                          704,419.23
                                 Original Pool Balance                                                 211,042,290.56

                  Cumulative Default Ratio                                                                      0.33%

                  Calculation of Cumulative Net Loss Ratio
                         Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           117,260.14

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                  (82,886.17)
                                                                                              ------------------------
                                 Net Liquidation Losses                                                     34,373.97
                                 Cumulative Previous Net Losses                                             10,345.34
                                                                                              ------------------------
                                 Cumulative Net Losses                                                      44,719.31
                                 Original Pool Balance                                                 211,042,290.56

                  Cumulative Net Loss Ratio                                                                     0.02%

Additional Pool Information:
           Weighted Average Original Term                                                                       57.46
           Weighted Average Remaining Term                                                                      52.99
           Weighted Average Annual Percentage Rate                                                             20.40%

     Spread Account
           Spread Account Cap
                         13.5% of Outstanding Certificate Balance                                                     26,992,115.47
                         19.5% of Outstanding Certificate Balance                                                     38,988,611.24
                         Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                         Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N (a)

                  Cap Amount                                                                            59,982,478.83

           Spread Account Floor
                         3% of the Initial Certificate Balance                                                         6,331,268.70
                         Outstanding Certificate Balance                                                             199,941,596.11
                         Minimum Floor                                                                                   100,000.00

                  Floor Amount                                                                           6,331,268.70

           Required Spread Account Amount                                                               59,982,478.83
           Beginning of Period Spread Account Balance                                                   15,107,726.59
           Spread Account Deposit (Withdrawal) from Current Distributions                                2,009,626.15
           Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
           Required addition to/(eligible withdrawal from) Spread Account                               42,865,126.09
           Earnings on Spread Account Balance                                                               63,448.16
           Amount of Spread Account deposit (withdrawal)                                                         0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                   0.00          0.00
           Net Spread Account Withdrawl to Seller                                                                0.00
           Ending Spread Account Balance                                                                17,180,800.90

     Reserve Fund
                  Initial Class B Certificate Balance                                                   10,552,114.40
                  Aggregate Pool Factor                                                                     0.9474006
                  Class B Principal %                                                                           5.00%
                  Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                  N

           Requisite Amount
                         If both tests for reduction have NOT been met, then
                             10% of Original Class B Outstanding Certificate Balance                                   1,055,211.40
                         otherwise
                             10% of Class B Outstanding Certificate Balance                                              999,707.93
                         or
                  Cap Amount                                                                             1,055,211.40

           Reserve Fund Floor
                         Outstanding Class B Certificate Balance                                                       9,997,079.30
                         Minimum Floor                                                                                   300,000.00

                  Floor Amount                                                                             300,000.00

           Required Reserve Fund Amount                                                                  1,055,211.40
           Beginning of Period Reserve Fund Balance                                                      1,055,211.40
           Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
           Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
           Earnings on Reserve Fund Balance                                                                  4,687.80
           Amount of Reserve Fund deposit (withdrawal)                                                      (4,687.80)
           Ending Reserve Fund Balance                                                                   1,055,211.40

IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          ----------------------------------------------------

                                 Name:                      James L. Stock
                                          ----------------------------------------------------
                                 Title:                      Vice President
                                          ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1998-3
                      5.6375% Asset-Backed Notes, Class A-1
                      5.8550% Asset-Backed Notes, Class A-2
                      5.9950% Asset-Backed Notes, Class A-3
                      6.0800% Asset-Backed Notes, Class A-4
                                   Revision #1

Distribution Date                                               9/15/98
Collection Period                                               8/98

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution:

    1   Notes.
        (a)     The aggregate amount of the distribution
                to Class A-1 Noteholders on the Distribution
                Date set forth above                                           $4,966,904.98

        (b)     The amount of the distribution set forth in
                paragraph A.1. (a) above in respect of interest                  $148,675.61

        (c)     The amount of the distribution set forth in
                in paragraph A.1. (a) above in respect of principal            $4,818,229.37

        (d)     The amount of the distribution set forth in
                paragraph A.1. (a) above                                             $137.97

        (e)     The amount of the distribution set forth in
                paragraph A.1. (b) above, per $1,000                                   $4.13

        (f)     The amount of the distribution set forth in
                paragraph A.1. (c) above, per $1,000 principal                       $133.84

        (g)     The aggregate amount of the distribution
                to Class A-2 Noteholders on the Distribution
                Date set forth above                                             $448,883.33

        (h)     The amount of the distribution set forth in
                paragraph A.1. (g) above in respect of interest                  $448,883.33

        (i)     The amount of the distribution set forth in
                in paragraph A.1. (g) above in respect of principal                    $0.00

        (j)     The amount of the distribution set forth in
                paragraph A.1. (g) above, per  $1,000                                  $4.88

        (k)     The amount of the distribution set forth in
                paragraph A.1. (h) above, per $1,000                                   $4.88

        (l)     The amount of the distribution set forth in
                paragraph A.1. (i) above, per $1,000                                   $0.00

        (m)     The aggregate amount of the distribution
                to Class A-3 Noteholders on the Distribution
                Date set forth above                                             $124,895.83

        (n)     The amount of the distribution set forth in
                paragraph A.1. (m) above in respect of interest                  $124,895.83

        (o)     The amount of the distribution set forth in
                in paragraph A.1. (m) above in respect of principal                    $0.00

        (p)     The amount of the distribution set forth in
                paragraph A.1. (m) above, per  $1,000                                  $5.00

        (q)     The amount of the distribution set forth in
                paragraph A.1. (n) above, per $1,000                                   $5.00

        (r)     The amount of the distribution set forth in
                paragraph A.1. (o) above, per $1,000                                   $0.00

        (s)     The aggregate amount of the distribution
                to Class A-4 Noteholders on the Distribution
                Date set forth above                                             $418,162.13

        (t)     The amount of the distribution set forth in
                paragraph A.1. (s) above in respect of interest                  $418,162.13

        (u)     The amount of the distribution set forth in
                in paragraph A.1. (s) above in respect of principal                    $0.00

        (v)     The amount of the distribution set forth in
                paragraph A.1. (s) above, per  $1,000                                  $0.00

        (w)     The amount of the distribution set forth in
                paragraph A.1. (t) above, per $1,000                                   $5.07

        (x)     The amount of the distribution set forth in
                paragraph A.1. (u) above, per $1,000                                   $0.00


B.  Information Regarding the Performance of the Trust.
    1   Pool and Notes Balances
        (a)     The aggregate Principal Balance of the
                Receivables as of the close of business
                on the last day of the preceding Collection  Period          $237,484,835.60

        (b) The aggregate principal amount of the Securities as of the close of business on the last day set forth above, after giving effect to payments allocated to principal in paragraph A.1.(c),(i),(o),(u) above$225,340,031.06

        (c)     The Note Pool Factor as of the close of business
                on the last day set forth above                                    0.9488607

    2   Servicing Fee and Purchased Receivables.
        (a)     The aggregate amount of the Servicing Fee
                (exclusive of the Standby Fee paid to the
                Standby Servicer) paid to the Servicer with
                respect to the Collection Period set forth above                 $420,231.16

        (b)     The aggregate amount of the Standby Fee
                paid to the Standby Servicer with respect to the
                Collection Period set forth above.                                 $4,947.60

        (c)     The amount of the payment set forth in
                paragraph B.2. (a) above per $1,000                                   $11.67

        (d)     The amount of the payment set forth in
                paragraph B.2. (b) above per $1,000                                    $0.02

        (e)     The amount of any unpaid Servicing Fee                                 $0.00

        (f)     The change in the amount of any unpaid
                Servicing Fee from the prior Distribution Date                         $0.00

                The number and aggregate  Purchase  Amount of  Receivables  that became  Purchased  Receivables  during  the  related  Collection
                Period
                     Number                                                               15
                     Aggregate Purchase Amount                                   $207,564.44

    3   Payment Shortfalls.
        (a)     The amount of the Class A-1 Interest Carryover shortfall
                shortfall after giving effect to the payments set forth in
                paragraph A.1. (b) above                                               $0.00

        (b)     The amount of the Class A-2 Interest Carryover shortfall
                shortfall after giving effect to the payments set forth in
                paragraph A.1. (h) above                                               $0.00

        (c)     The amount of the Class A-3 Interest Carryover shortfall
                shortfall after giving effect to the payments set forth in
                paragraph A.1. (n) above                                               $0.00

        (d)     The amount of the Class A-4 Interest Carryover shortfall
                shortfall after giving effect to the payments set forth in
                paragraph A.1. (t) above                                               $0.00

        (e)     The amount of the Class A Principal Carryover Shortfall
                after giving effect to the payments set forth in
                paragraph A.1.(c),(i),(o),(u) above                                    $0.00


    4   Spread Account.
        (a)     The  Specified  Spread  Account  Balance  with  respect  to
                such Distribution   Date  and  the  Spread  Account  Balance
                on  the Distribution  Date set  forth  above,  after  giving effect  to distributions made on such Distribution Date
                     Specified Spread Account Balance                         $82,118,138.50
                     Spread Account Balance                                   $19,280,748.54

        (b)     The change in the spread account on the Distribution
                 Date set forth above                                             $45,562.50

    5   Policy
        (a)     The amount paid to the Noteholders
                under the Policy for such Distribution Date                            $0.00

        (b)     The amount distributable to the Note
                Insurer on such Distribution Date                                $184,187.25

    6 Losses and Delinquencies.
        (a)     The aggregate amount of Realized Losses on the
                Distribution Date set forth above                                  $1,321.40

        (b)     The change in the aggregate amount of
                Realized Losses from the prior Distribution Date                       $0.00

        (c)     The  number  of  Receivables  and  the  aggregate  gross
                amount scheduled  to be paid,  including  unearned  finance and  other charges,  for which  Obligors are  delinquent
                between 31 and 59 days
                     Number                                                              336
                     Aggregate Gross Amount                                    $4,602,000.00

        (d)     The  number  of  Receivables  and  the  aggregate  gross
                amount scheduled  to be paid,  including  unearned  finance and  other charges, for which Obligors are delinquent 60 days or more
                     Number                                                               90
                     Aggregate Gross Amount                                    $1,109,000.00

    7   Performance Triggers
        (a)     Delinquency Ratio                                                      2.29%

        (b)     Average Delinquency Ratio                                              1.69%

        (c)     Cumulative Default Ratio                                               0.00%

        (d)     Cumulative Net Loss Ratio                                              0.00%

        (e)     Is a Portfolio Performance Test violation continuing?                     No

        (f)     Has an Insurance Agreement Event of Default occurred?                  No (a)

CPS Auto Receivables Trust 1998-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                       NO
    Deficiency Claim Amount                                                             0.00

Inputs
    Gross Collection Proceeds:                                                  6,660,658.06
    Lock Box NSF Items:                                                          (114,507.27)
    Total Collection Proceeds:                                                  6,546,150.79
    For Distribution Date:                                                           9/15/98
    For Determination Date:                                                           9/8/98
    For Collection Period:                                                              8/98

    Collateral Activity Information
        Principal
        Beginning Principal Balance                                           237,484,835.60
        Beginning Principal Balance of Subsequent Receivables Transfered                0.00
                                                                             ----------------
        Aggregate Beginning Principal Balance                                 237,484,835.60
            Principal portion of payments collected (non-prepayments)           2,112,396.90
            Prepayments in full allocable to principal                            533,750.00
                     Collections allocable to principal                         2,646,146.90
                     Partial prepayments relating to various contracts or               0.00
                       policies
                     Liquidation Proceeds allocable to principal                    6,550.00
                     Purchase Amounts allocable to principal                      207,564.44
                                                                             ----------------
                Total Principal                                                 2,860,261.34

                Realized Losses                                                     1,321.40
                Cram Down Losses                                                        0.00

        Ending Principal Balance                                              234,623,252.86

        Prefunding
                Original Amount in Prefunding Account                                    N/A
                Subsequent Loans Sold to the Trust                                       N/A
                Balance of Prefunding Account                                            N/A



        Interest
                     Collections allocable to interest                          3,685,889.45
                     Liquidation Proceeds allocable to interest                         0.00
                     Purchase Amounts allocable to interest                             0.00
                     Recoveries from Liquidated Receivables from prior periods          0.00
                                                                               --------------
                Total Interest                                                  3,685,889.45

    Note & Certificate Information
        Beginning of Period Class A-1 Principal Balance                        30,626,260.43
        Beginning of Period Class A-2 Principal Balance                        92,000,000.00
        Beginning of Period Class A-3 Principal Balance                        25,000,000.00
        Beginning of Period Class A-4 Principal Balance                        82,532,000.00

    Miscellaneous Balances
        Beginning of Period Spread Account Balance                             19,235,186.04
        Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)      24,423.10
        Scheduled Payments due in Collection Period                             6,676,858.55
        Scheduled Payments collected in Collection Period                       5,798,286.35
        Aggregate Amount of Realized Losses for preceding Distribution Date         1,321.40

    Miscellaneous Current Expenses
        Trustee's out-of-pocket expenses                                            1,172.83
        Collateral Agent's expenses                                                     0.00
        Transition Expenses to Standby Servicer                                         0.00
        Transition Expenses to successor Servicer                                       0.00
        Other Reimbursement Obligations to Note Insurer (non-Premium)                   0.00

    Miscellaneous Unpaid Amounts from Prior Collection Periods
        Unpaid Standby Fee from prior Collection Periods                                0.00
        Unpaid Servicing Fee from prior Collection Periods                              0.00
        Unpaid Trustee Fee from prior Collection Periods                                0.00
        Unpaid Trustee's out-of-pocket expenses from prior Collection Periods           0.00
        Unpaid Collateral Agent  Fee from prior Collection Periods                      0.00
        Unpaid Collateral Agent Expenses from prior Collection Periods                  0.00

    Delinquency Information                                                                  Aggregate Gross
                                                                                                  Amount
                                                                          # of Receivables    of Receivables

        31 - 59 days delinquent                                                        336     4,602,000.00
        60+ days delinquent                                                             90     1,109,000.00

    Purchased Receivables                                                                       Aggregate
                                                                                               Purchase Amt
                                                                          # of Receivables    of Receivables

                                                                                        15       207,564.44

    Information for Portfolio Performance Tests
        Principal Balance of all Receivables delinquent more than 30 days as of 5,711,000.00 of business on the last day of the related
                Collection Period.
        Principal Balance of all Receivables that became Purchased Receivables as 207,564.44 the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
        Principal Balance of all Receivables that became  Defaulted  Receivables
                0.00 during the related Collection Period.

        Delinquency Ratio for second preceding Determination Date                      1.10%
        Delinquency Ratio for third preceding Determination Date                       0.00%

        Cumulative Defaults for preceding Determination Date                            0.00

        Cumulative Net Losses for preceding Determination Date                          0.00

        Does a Trigger Event Exist?                                                        N
        Is a Portfolio Performance Test violation continuing? (Y/N)                        N
        Has an Insurance Agreement Event of Default occurred? (Y/N)                     N (a)

Calculations

    Total Distribution Amount
                     All collections on receivables  (incl.  amts from payahead,
                     excl.   amounts   deposited  into  payahead)   6,332,036.35
                     Liquidation  Proceeds  6,550.00  Recoveries  0.00  Purchase
                     Amounts  207,564.44 Note Insurer  Optional Deposit pursuant to Section  4.11(iii) 0.00 Excess  released from Prefunding
                     Account 0.00  Investment  earnings  from Note  Distribution
                     Account 0.00 Investment  earnings from  Prefunding  Account
                     0.00 Investment earnings from Interest Reserve Account 0.00
                     Investment earnings from Collection Account 26,157.09
                                                                               --------------
        Total Distribution Amount                                               6,572,307.88
    Distributable Amount
        Principal Distributable Amount
                     Principal portion of payments  collected  (non-prepayments)
                     2,112,396.90  Prepayments  in full  allocable  to principal
                     533,750.00  Principal  Balance  of  Liquidated  Receivables
                     7,871.40 Purchase Amounts allocable to principal 207,564.44
                     Cram Down Losses 0.00
                                                                               --------------
                Principal Distributable Amount                                  2,861,582.74

        Class A Target Amount
                 90%                                                                     90%
                times Aggregate Principal Balance of Receivables              234,623,252.86
                                                                               --------------

                                                                              211,160,927.57                 172.20%

        current Target %
        Class A Noteholders' Percentage
                After the Target Payment Date?                                            No
                Will the Class A-2 Notes be reduced to 0?                                 No
                On or Prior to Target Payment Date                                     98.0%
                After Target Payment Date,  before Payment Date when A-2 reduced to 0 90.0% On Payment  Date when Class A-2 Notes will be reduced to 0 40.0%
                                                                         --------------------
                                                                                       98.0%
        Class A Noteholders' Principal Distributable Amount
                Principal Distributable Amount                                  2,861,582.74
                Times Class A Noteholders' Percentage                                    98%
                                                                         --------------------
                                                                                2,804,351.09
                Note Insurer Optional Deposit: Class A Prin Distributable Amt.          0.00
                                                                         --------------------
                Class A Principal Distributable Amount                          2,804,351.09

        Class A-1 Noteholders' Interest Distributable Amount
                Beginning of Period Principal Balance of the Notes             30,626,260.43
                Multiplied by the Note Rate                                          5.6375%
                Multiplied by actual/360, or for the first Distribution Date, by 180.0861111
                                                                         --------------------
                Class A Interest Distributable Amount                             148,675.61

        Class A-2 Noteholders' Interest Distributable Amount
                Beginning of Period Principal Balance of the Notes             92,000,000.00
                Multiplied by the Note Rate                                          5.8550%
                Multiplied by 30/360, or for the first Distribution Date, by 17/3600.0833333
                                                                         --------------------
                Class A Interest Distributable Amount                             448,883.33

        Class A-3 Noteholders' Interest Distributable Amount
                Beginning of Period Principal Balance of the Notes             25,000,000.00
                Multiplied by the Note Rate                                          5.9950%
                Multiplied by 30/360, or for the first Distribution Date, by 17/3600.0833333
                                                                         --------------------
                Class A Interest Distributable Amount                             124,895.83

        Class A-4 Noteholders' Interest Distributable Amount
                Beginning of Period Principal Balance of the Notes             82,532,000.00
                Multiplied by the Note Rate                                          6.0800%
                Multiplied by 30/360, or for the first Distribution Date, by 17/3600.0833333
                                                                         --------------------
                Class A Interest Distributable Amount                             418,162.13

        Excess Interest Amount
                Total Distribution Amount                                       6,572,307.88
                minus
                Class A Principal and Interest Distributable Amount             3,944,967.99
                Class A Interest Carrover Shortfall                                     0.00
                Class A Principal Carryover Shortfall                                   0.00
                Trustee and Collateral Agent distributions                          4,095.60
                Standby Servicer distributions                                      4,947.60
                Servicer distributions                                            420,231.16
                Insurance and Reimbursement Obligations                           184,187.25
                                                                         --------------------
                                                                                2,013,878.28
Carryover Shortfalls from Prior Periods
Class A-1  Principal Carryover Shortfall from previous period                           0.00
                                                                         --------------------
                                                                                        0.00

Class A-2  Principal Carryover Shortfall from previous period                           0.00
                                                                         --------------------
                                                                                        0.00

Class A-3  Principal Carryover Shortfall from previous period                           0.00
                                                                         --------------------
                                                                                        0.00

Class A-4 Principal Carryover Shortfall from previous period                            0.00
                                                                         --------------------
                                                                                        0.00

Class A-1 Interest Carryover Shortfall from previous period                             0.00
                                                                         --------------------
                                                                                        0.00

Class A-2 Interest Carryover Shortfall from previous period                             0.00
                                                                         --------------------
                                                                                        0.00

Class A-3 Interest Carryover Shortfall from previous period                             0.00
                                                                         --------------------
                                                                                        0.00

Class A-4 Interest Carryover Shortfall from previous period                             0.00
                                                                         --------------------
                                                                                        0.00

Calculations

    Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                               Use       Source       act distributed    Source
                                                                               ---       ------       ---------------    ------

(i)     Standby Fee                                                         4,947.60     6,572,307.88      4,947.60    6,572,307.88
        Servicing Fee (2.0%)                                              395,808.06     6,567,360.28    395,808.06            0.00
        Additional Servicing Fee Amounts                                   24,423.10     6,171,552.22     24,423.10            0.00
          (late fees,prepayment charges, etc.)
        Unpaid Standby Fee from prior Collection Periods                        0.00     6,147,129.12          0.00
        Unpaid Servicing Fee from prior Collection Periods                      0.00     6,147,129.12          0.00
(ii)    Transition Expenses to Standby Servicer                                 0.00     6,147,129.12          0.00
(iii)   Indenture Trustee Fee                                               1,484.28     6,147,129.12      1,484.28
        Indenture Trustee's out-of-pocket expenses                          1,172.83     6,145,644.84      1,172.83
        Unpaid Indenture Trustee Fee from prior Collection Periods              0.00     6,144,472.01          0.00
        Unpaid Indenture Trustee's out-of-pocket exp. -                         0.00     6,144,472.01          0.00
          prior Collection Periods
        Owner Trustee Fee                                                       0.00     6,144,472.01          0.00
        Owner Trustee's out-of-pocket expenses                                  0.00     6,144,472.01          0.00
        Unpaid Owner Trustee Fee from prior Collection Periods                  0.00     6,144,472.01          0.00
        Unpaid Owner Trustee's out-of-pocket exp - prior                        0.00     6,144,472.01          0.00
          Collection Periods
(iv)    Collateral Agent Fee                                                1,438.49     6,144,472.01      1,438.49
        Collateral Agent Expenses                                               0.00     6,143,033.52          0.00
        Unpaid Collateral Agent  Fee from prior Collection Periods              0.00     6,143,033.52          0.00
        Unpaid Collateral Agent Expenses from prior                             0.00     6,143,033.52          0.00
          Collection Periods
(v) (A) Class A-1 Interest Distributable Amount - Current Month           148,675.61     6,143,033.52          0.00
        Prior Month(s) Class A-1 Interest Carryover Shortfall                   0.00     5,994,357.91          0.00
        Class A-1 Interest Carryover Shortfall                                  0.00     5,994,357.91          0.00
        Interest on Interest Carryover from Prior Months                        0.00     5,994,357.91          0.00
        Current Month Class A-1 Interest Carryover Shortfall                    0.00     5,994,357.91          0.00
        Class A-1 Interest Distributable Amount                           148,675.61     6,143,033.52    148,675.61
       (Class A-2 Interest Distributable Amount - Current Month           448,883.33
        Prior Month(s) Class A-2 Interest Carryover Shortfall                   0.00
        Class A-2 Interest Carryover Shortfall                                  0.00
        Interest on Interest Carryover from Prior Months                        0.00
        Current Month Class A-2 Interest Carryover Shortfall                    0.00
        Class A-2 Interest Distributable Amount                           448,883.33     5,994,357.91    448,883.33
(vi) (A)Class A-3 Note Interest - Unadjusted                              124,895.83
        Class A-3 Note Interest Carryover Shortfall -                           0.00
          Previous Month(s)
        Interest on Interest Shortfall - Previous Month(s)                      0.00
        Current Month Class A-3 Interest Shortfall                              0.00
        Adjusted Class A-3 Interest Distributable Amount                  124,895.83     5,545,474.58    124,895.83
     (B)Class A-4 Note Interest - Unadjusted                              418,162.13
        Class A-4 Note Interest Carryover Shortfall -                           0.00
          Previous Month(s)
        Interest on Interest Shortfall - Previous Month(s)                      0.00
        Current Month Class A-4 Interest Shortfall                              0.00
        Adjusted Class A-4 Interest Distributable Amount                  418,162.13     5,420,578.75    418,162.13
(vii)   Class A Principal Distributable Amount - Current Month          2,804,351.09
        Class A Principal Carryover Shortfall - Previous Month(s)               0.00
        Current Month Class A Principal Shortfall                               0.00
        Withdrawl from Spread Account to Cover Shortfall                        0.00
        Class A Total Adjusted Distributable Amount                     2,804,351.09     5,002,416.62  2,804,351.09
        Class A Principal Distribution Amount to Class A-1              2,804,351.09     5,002,416.62  2,804,351.09            0.00
        Class A Principal Distribution Amount to Class A-2                      0.00     2,198,065.53          0.00            0.00
        Class A Principal Distribution Amount to Class A-3                      0.00     2,198,065.53          0.00
        Class A Principal Distribution Amount to Class A-4                      0.00     2,198,065.53          0.00
(viii)  Note Insurer Premium                                              184,187.25     2,198,065.53    184,187.25
        Note Insurer Premium Supplement                                         0.00     2,013,878.28          0.00            0.00
        Other Reimbursement Obligations to Note Insurer                         0.00     2,013,878.28          0.00
(ix)    Transition Expenses to successor Servicer                               0.00     2,013,878.28          0.00
(xi)    Until the Target Payment Date, remaining amount to              2,013,878.28     2,013,878.28  2,013,878.28
          Class A Noteholders
        Amount to Class A-1 Noteholders                                 2,013,878.28             0.00          0.00
        Amount to Class A-2 Noteholders                                         0.00
        Amount to Class A-3 Noteholders                                         0.00
        Amount to Class A-4 Noteholders                                         0.00
(xii)   After an Event of Default, Certificateholders' Int.                     0.00
          Dist. Amount
(xiii)  After an Event of Default, Certificateholders' Prin.                    0.00
          Dist. Amount
(xiv)   After the Target Pmt. Date, remaining amount into                       0.00
          Spread Acct.
        Spread Account withdrawl for deficiencies                               0.00


    Securities Balance
        Class A-1 Beginning of Period Principal Amount                         30,626,260.43
                Class A-1 Principal Distributions                               2,804,351.09
        Class A-1 End of Period Principal Amount (prior to turbo)              27,821,909.34
                Additional Principal Distribution                               2,013,878.28
        Class A-1 End of Period Principal Amount                               25,808,031.06

        Class A-2 Beginning of Period Principal Amount                         92,000,000.00
                Class A-2 Principal Distributions                                       0.00
        Class A-2 End of Period Principal Amount (prior to turbo)              92,000,000.00
                Additional Principal Distribution                                       0.00
        Class A-2 End of Period Principal Amount                               92,000,000.00

        Class A-3 Beginning of Period Principal Amount                         25,000,000.00
                Class A-3 Principal Distributable Amount                                0.00
        Class A-3 End of Period Principal Amount (prior to turbo)              25,000,000.00
                Additional Principal Distribution                                       0.00
        Class A-3 End of Period Principal Amount                               25,000,000.00

        Class A-4 Beginning of Period Principal Amount                         82,532,000.00
                Class A-4 Principal Distributable Amount                                0.00
        Class A-4 End of Period Principal Amount (prior to turbo)              82,532,000.00
                Additional Principal Distribution                                       0.00
        Class A-4 End of Period Principal Amount                               82,532,000.00
Class A-1 Deficiency - Interest
    (i)   Total   Distribution   Amount   Available   6,572,307.88   (ii)Current
    distribution amounts payable pursuant to Section 5.8(a) (i) and (v577,949.97
    (iiiPrior month(s) carryover  shortfalls 0.00 (iv)Interest on Prior month(s)
    carryover  shortfalls  0.00 (v)  Interest  on  Interest  of  prior  month(s)
    carryover shortfalls 0.00
        If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount         NO
        Amount Remaining for Further Distribution/(Deficiency)                  5,994,357.91

Class A-2 Deficiency - Interest
    (i) Amounts  available  to make  payments  pursuant to Section  5.8(a) (v) B
    5,994,357.91  (ii)Current  distribution  amounts payable pursuant to Section
    5.8(a)  (v)  B  448,883.33  (iiiPrior  month(s)  carryover  shortfalls  0.00
    (iv)Interest  on Prior month(s)  carryover  shortfalls  0.00 (v) Interest on
    Interest of prior month(s) carryover shortfalls 0.00
        If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency             NO
        Amount Remaining for Further Distribution/(Deficiency)                  5,545,474.58

Class A-3 Deficiency - Interest
    (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vi) A
    5,545,474.58  (ii)Current  distribution  amounts payable pursuant to Section
    5.8(a)  (v)  A  124,895.83  (iiiPrior  month(s)  carryover  shortfalls  0.00
    (iv)Interest  on Prior month(s)  carryover  shortfalls  0.00 (v) Interest on
    Interest of prior month(s) carryover shortfalls 0.00
        If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency             NO
        Amount Remaining for Further Distribution/(Deficiency)                  5,420,578.75

Class A-4 Deficiency - Interest
    (i) Amounts  available to make payments  pursuant to Section 5.8(a) (vi) and
    (5,420,578.75  (ii)Current  distribution amounts payable pursuant to Section
    5.8(a) (vi) and (418,162.13  (iiiPrior  month(s)  carryover  shortfalls 0.00
    (iv)Interest  on Prior month(s)  carryover  shortfalls  0.00 (v) Interest on
    Interest of prior month(s) carryover shortfalls 0.00
        If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency             NO
        Amount Remaining for Further Distribution/(Deficiency)                  5,002,416.62

Class A-1 Deficiency - Principal
    (i) Amounts  available  to make  payments  pursuant to Section  5.8(a) (vii)
    5,002,416.62  (ii)Current  distribution  amounts payable pursuant to Section
    5.8(a) (vii) 2,804,351.09 (iiiPrior month(s) carryover shortfalls 0.00
        Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO Amount
        Remaining for Further Distribution/(Deficiency) 2,198,065.53

Class A-2 Deficiency - Principal
    (i) Amounts  available  to make  payments  pursuant to Section  5.8(a) (vii)
    2,198,065.53  (ii)Current  distribution  amounts payable pursuant to Section
    5.8(a) (vii) 184,187.25 (iiiPrior month(s) carryover shortfalls 0.00
        Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO Amount
        Remaining for Further Distribution/(Deficiency) 2,013,878.28

Class A-3 Deficiency - Principal
    (i) Amounts  available  to make  payments  pursuant to Section  5.8(a) (vii)
    2,013,878.28  (ii)Current  distribution  amounts payable pursuant to Section
    5.8(a) (vii) 0.00 (iiiPrior month(s) carryover shortfalls 0.00
        Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO Amount
        Remaining for Further Distribution/(Deficiency) 2,013,878.28

Class A-4 Deficiency - Principal
    (i) Amounts  available  to make  payments  pursuant to Section  5.8(a) (vii)
    2,013,878.28  (ii)Current  distribution  amounts payable pursuant to Section
    5.8(a) (vii) 0.00 (iiiPrior month(s) carryover shortfalls 0.00
        Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO Amount
        Remaining for Further Distribution/(Deficiency) 2,013,878.28

Other Distributions
    (i) Amounts available to make payments pursuant to Section 5.8(a) (viii)    2,198,065.53
    (vi)Note Insurer Premium                                                      184,187.25
    (v) Note Insurer Premium Supplement                                                 0.00
        Deficiency Amount 0.00 Withdrawl from Spread Account to Cover Deficiency
        0.00 If (i) is less than (ii),  there is a  Deficiency  Claim  Amount NO
        Amount Remaining for Further Distribution/(Deficiency) 2,013,878.28


Calculations
        Performance Measures
                Calculation of Delinquency Ratio (Current Period)
                     Delinquency Amount
                           Receivables more than 30 days delinquent             5,711,000.00
                           Purchased receivables more than 30 days delinquent     207,564.44
                                                                               --------------
                           Total                                                5,918,564.44

                     Aggregate  Gross  Principal  Balance  as of  the  close  of
                           258,952,548.09  business  on  the  last  day  of  the
                           Collection Period.
                Delinquency Ratio                                                      2.29%

                Calculation of Average Delinquency Ratio
                     Delinquency Ratio for most recent  Determination Date 2.29%
                     Delinquency Ratio for second preceding  Determination  Date
                     1.10% Delinquency  Ratio for third preceding  Determination
                     Date 0.00%
                                                                               --------------
                Average Delinquency Ratio                                              1.69%                                  1.13%

                Calculation of Cumulative Default Ratio
                     Default Amount
                           Principal Balance of Previously Defaulted Receivables        0.00
                           Current Period Defaulted Receivables                         0.00
                                                                               --------------
                           Total                                                        0.00

                           Cumulative Defaulted Receivables                             0.00
                           Original Pool Balance                              240,339,160.19

                Cumulative Default Ratio                                               0.00%

                Calculation of Cumulative Net Loss Ratio
                     Calculation of Net Liquidation Losses
                           Principal Balance plus accrued and unpaid interest of
                                 Liquidated Receivables                             7,871.40

                           Cram Down Losses                                             0.00
                           Net Liquidation Proceeds                                (6,550.00)
                                                                               --------------
                           Net Liquidation Losses                                   1,321.40
                           Cumulative Previous Net Losses                               0.00
                                                                               --------------
                           Cumulative Net Losses                                    1,321.40
                           Original Pool Balance                              240,339,160.19

                Cumulative Net Loss Ratio                                              0.00%

Additional Pool Information:
        Weighted Average Original Term                                                 57.60
        Weighted Average Remaining Term                                                55.00
        Weighted Average Annual Percentage Rate                                       20.45%
    Spread Account
        OC Percent
                     Aggregate Principal Balance                              234,623,252.86
                     minus the Securities Balance                             225,340,031.06
                                                                               --------------
                                                                                9,283,221.80
                     divided by the Aggregate Principal Balance                        3.96%

        Floor OC Percent
                Aggregate Principal Balance                                   234,623,252.86
                minus the Securities Balance                                  225,340,031.06
                                                                              ---------------
                                                                                9,283,221.80
                divided by the initial Aggregate Principal Balance            240,339,160.19
                                                                              ---------------
                                                                                       3.86%

        Floor Amount
                greater of
                  (a)$100,000                                                                      100,000.00
                  (b)the lesser of
                     (i) Securities Balance                                                    225,340,031.06
                     (ii) the sum of
                        (A)2.5% of the sum of                                                           2.50%
                           (I)   initial Aggregate Principal Balance                           240,339,160.19
                           (II)  balance of all Subsequent Receivables                                   0.00
                                                                                             -----------------
                                                                                                 6,008,479.00
                        (B)the product of
                           (I) excess of 1% over the Floor OC Percent 0.00% (II)
                           initial Aggregate Principal Balance 240,339,160.19
                                                                                             -----------------
                                                                                                         0.00
                Floor Amount                                                    6,008,479.00

        Requisite Amount
                     the greater of
                        (1)the Floor Amount                                                      6,008,479.00
                        (2)the product of:
                           if no Trigger Event, 11%                                                    11.00%
                           if a Trigger Event, 20%                                                     20.00%
                           if a Portfolio Performance Event of Default, 30%                            30.00%
                           if an Insurance Agreement Event of Default, unlimited                       35.00%
                                                                                      35.00%
                           times the Aggregate Principal Balance              234,623,252.86
                                                                              ---------------
                                                                               82,118,138.50
                                                        Requisite Amount       82,118,138.50

                     Does a Trigger Event exist?                                                            N
                     Is a Portfolio Performance Test violation continuing? (Y/N)                            N
                     Has an Insurance Agreement Event of Default occurred? (Y/N)                         N (a)

        Required Spread Account Amount                                         82,118,138.50
        Beginning of Period Spread Account Balance                             19,235,186.04
        Additional Deposit for Subsequent Receivables Transfer                          0.00
        Spread Account Deposit (Withdrawal) from Current Distributions                  0.00
        Transfer (to) from Cross-Collateralized Spread Accounts                         0.00
        Required addition to/(eligible withdrawal from) Spread Account         62,882,952.46
        Earnings on Spread Account Balance                                         45,562.50
        Amount of Spread Account deposit (withdrawal)                                   0.00                                   0.00
        Net Spread Account Withdrawl to Seller                                          0.00
        Ending Spread Account Balance                                          19,280,748.54


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                 CONSUMER PORTFOLIO SERVICES, INC.

                           By:
                           ----------------------------------------------

                           Name:             James L. Stock
                                 ----------------------------------------
                           Title:             Vice President
                                 ----------------------------------------



(a) Requisite  levels for spread accounts  reflect  insurance  defaults on pools
1995-4, 1996-1, FASCO 1996-1, and 1997-1.
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